UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

OMNICELL, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OMNICELL, INC.
4220 North Freeway
Fort Worth, Texas 76137
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Omnicell, Inc., a Delaware corporation (the “Company”). The meeting will be held on Tuesday, May 23, 2023 at 1:30 p.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast.
To attend the Annual Meeting, please visit meetnow.global/MJQW2CP. The live audio webcast will begin promptly at 1:30 p.m. Pacific Time, with online access beginning at 1:15 p.m. Pacific Time. If you plan to attend the Annual Meeting, please refer to the attendance and registration information in the accompanying proxy statement (“Proxy Statement”).
The Annual Meeting will be held for the following purposes:
1.   To elect the three Class I directors named in these proxy materials to hold office until the 2026 Annual Meeting of Stockholders.
2.   To hold an advisory vote to approve named executive officer compensation.
3.   To hold an advisory vote on the frequency of future advisory votes to approve named executive officer compensation.
4.   To approve an amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan, as amended, to add an additional 3,000,000 shares to the number of shares of common stock authorized for issuance under the plan.
5.   To approve an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan.
6.   To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.
7.   To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this notice.
The record date for the Annual Meeting is March 27, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Tuesday, May 23, 2023 at 1:30 p.m. Pacific Time via live audio webcast.
The Proxy Statement and annual report to stockholders are available at https://ir.omnicell.com/financials/annual-reports-and-proxy-statements
By Order of the Board of Directors
/s/ Corey J. Manley

Corey J. Manley
Corporate Secretary
Fort Worth, Texas
April 6, 2023

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the virtual meeting, we urge you to vote and submit your proxies in advance of the Annual Meeting by completing, dating, signing and returning the enclosed proxy, or voting over the telephone or the Internet, as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. If you received proxy materials by mail, a return envelope (for which postage is prepaid if it is mailed within the United States) is enclosed for your convenience. Even if you vote in advance of the meeting by proxy, you may still vote electronically during the Annual Meeting if you follow the instructions in these materials. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote electronically during the Annual Meeting, you must obtain a proxy issued in your name from that record holder and follow the advance registration instructions described in these materials.

OMNICELL, INC.
4220 North Freeway
Fort Worth, Texas 76137
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2023

i

ii

OMNICELL, INC.
4220 North Freeway
Fort Worth, Texas 76137
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2023
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The Company has sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Omnicell, Inc. (“Omnicell,” the “Company,” “our,” “us,” or “we”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting via live audio webcast to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or the Internet.
The Company intends to mail this proxy statement and accompanying proxy card on or about April 6, 2023, to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 27, 2023, will be entitled to vote at the Annual Meeting. On the record date, there were 45,068,860 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 27, 2023, your shares were registered directly in your name with Omnicell’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 27, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and follow the advance registration instructions below.
A list of names of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting at our principal executive office.
What am I voting on?
There are six matters scheduled for a vote:
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The election of the three Class I directors named in these proxy materials to hold office until the 2026 Annual Meeting of Stockholders (Proposal No. 1);

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An advisory vote to approve named executive officer compensation (Proposal No. 2);

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An advisory vote on the frequency of future advisory votes to approve named executive officer compensation (Proposal No. 3);

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The approval of an amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan, as amended, to add an additional 3,000,000 shares to the number of shares of common stock authorized for issuance under such plan (Proposal No. 4);

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The approval of an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan (Proposal No. 5); and

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The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Company for the year ending December 31, 2023 (Proposal No. 6).

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How can I participate in the Annual Meeting?
Stockholders of Record: Shares Registered in Your Name
If on March 27, 2023, your Omnicell shares were registered directly in your name with Omnicell’s transfer agent, Computershare, then you are a stockholder of record. You can participate in the Annual Meeting at meetnow.global/MJQW2CP by entering the 15-digit control number (found on your proxy card, or in an email you previously received from Computershare).
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If on March 27, 2023 your Omnicell shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are a beneficial owner of shares. You must register in advance to participate in the Annual Meeting. To register, you must obtain a legal proxy from the bank, broker or other holder of record reflecting Omnicell shares held as of March 27, 2023, and forward a copy or image of the legal proxy, along with your full name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m. (Eastern Time) on May 18, 2023. You will then receive a confirmation email from Computershare with a 15-digit control number, and can participate in the Annual Meeting at meetnow.global/MJQW2CP by entering your control number.
Alternatively, participants can join as a “Guest” in listen-only mode, but will not have the option to submit questions or vote shares during the Annual Meeting.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting, except for Proposal No. 3, where you may vote for a frequency of “One Year,” “Two Years,” “Three Years” or abstain. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy over the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically during the meeting even if you have already voted by proxy.
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To vote your shares electronically during the Annual Meeting, follow the instructions above for participating in the Annual Meeting. Join the Annual Meeting as a “Stockholder” with your control number and click on the “Vote Tab” link on the meeting center website.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-652-VOTE (1-800-652-8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Pacific Time, on May 22, 2023, to be counted.

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To vote over the Internet, go to http://www.investorvote.com/OMCL and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Omnicell. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Stockholder” with your control number and click on the “Vote Tab” link on the meeting center website.
Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How do I ask questions during the Annual Meeting?
If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and may submit questions during the meeting by clicking on the message icon, labelled “Q&A,” in the upper right-hand corner of the meeting center website.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting, which will be posted on the meeting center website.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 27, 2023.
What are “broker non-votes”?
As discussed below, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or electronically during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposal No. 6, to ratify the selection of Deloitte as the independent registered public accounting firm of the Company for the year ending December 31, 2023, is a “routine” matter on which brokers can vote on your behalf if you do not furnish voting instructions. Accordingly, we believe your broker or nominee may not vote your shares on Proposal Nos. 1, 2, 3, 4 and 5 without your instructions, but may vote your shares on Proposal No. 6 even in the absence of your instructions. For Proposal Nos. 1, 2, 3, 4 and 5, if you own shares in street name and do not direct your broker how to vote your shares on the proposals, the result will be a broker non-vote. Broker non-votes will not impact the voting results on Proposal Nos. 1, 2, 3, 4 or 5.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:
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“For” the election of all three Class I directors;

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“For” an advisory resolution approving named executive officer compensation;

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“For” the approval of our recommendation of “One Year” as the frequency of future advisory votes to approve named executive officer compensation.

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“For” the approval of an amendment to our 1997 Employee Stock Purchase Plan, as amended, to add an additional 3,000,000 shares to the number of shares of common stock authorized for issuance under the plan;

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“For” the approval of an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan; and

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“For” the ratification of the selection of Deloitte as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy card with a later date.

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You may send a timely written notice that you are revoking your proxy to Omnicell’s Corporate Secretary at our principal executive office.

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You may attend the Annual Meeting and vote electronically during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s Annual Meeting?
Our annual meeting of stockholders generally is held in May of each year. To submit a proposal for inclusion in our proxy materials for the 2024 Annual Meeting of Stockholders, such proposal must be received at our principal executive office no later than December 8, 2023 and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals must be sent to our Corporate Secretary at the Company’s principal executive office.
Pursuant to Omnicell’s bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2024 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on February 23, 2024, nor earlier than the close of business on January 24, 2024. We also advise you to review Omnicell’s bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A stockholder’s notice to our Corporate Secretary must set forth the information required by Omnicell’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting and otherwise comply with any additional requirements set forth in our bylaws.
How are votes counted?
Votes will be counted by the inspector of elections appointed for the Annual Meeting.
How many votes are needed to approve each proposal?
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For the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of shares present virtually in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” will affect the outcome. Broker non-votes and “Withheld” votes will have no effect. However, it is our policy that any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by the Corporate Governance Committee. This policy is further explained below under the heading “Proposal No. 1: Election of Directors.”

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For the approval of the advisory vote to approve named executive officer compensation, Proposal No. 2 must receive a “For” vote from the majority of the outstanding shares of common stock present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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For the approval of our recommendation of “One Year” on the advisory vote on the frequency of solicitation of stockholder approval of named executive officer compensation, the frequency of “One Year” must receive the most votes between the options of every “One Year,” “Two Years” or “Three Years” (from the holders of votes of shares present virtually in person or represented by proxy and entitled to vote). Abstentions and broker non-votes will have no effect.

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For the approval of the amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan, as amended, to add an additional 3,000,000 shares to the number of shares of common stock authorized for issuance under the plan, Proposal No. 4 must receive a “For” vote from the majority of the outstanding shares of common stock present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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For the approval of the amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan, Proposal No. 4 must receive a “For” vote from the majority of the outstanding shares of common stock present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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For the ratification of the selection of Deloitte as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023, Proposal No. 6 must receive a “For” vote from the majority of shares present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Brokers may vote without instruction on this proposal. Accordingly, there will not be any broker non-votes on Proposal No. 6.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the virtual meeting or represented by proxy. On the record date, there were 45,068,860 shares outstanding and entitled to vote. Thus, the holders of 22,534,431 shares must be present virtually in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person virtually during the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the virtual meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced during the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
What proxy materials are available on the Internet?
This proxy statement and our Annual Report on Form 10-K are available at https://ir.omnicell.com/financials/annual-reports-and-proxy-statements.

BOARD AND CORPORATE GOVERNANCE MATTERS
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Omnicell’s Board presently has nine members. The Board members are divided into three classes, each with a three-year term: Class I, with a term expiring at the Annual Meeting; Class II, with a term expiring in 2024; and Class III, with a term expiring in 2025.
The three directors currently serving in Class I, the class whose term of office expires at the Annual Meeting, have been nominated for re-election at the Annual Meeting: Joanne B. Bauer, Robin G. Seim, and Sara J. White, each of whom were previously elected by our stockholders. If elected at the Annual Meeting, each of these three nominees would serve until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.
Although directors are elected by a plurality of votes, it is our policy that any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by the Corporate Governance Committee, which will then consider all of the relevant facts and circumstances and recommend to our Board the action to be taken with respect to such offer of resignation. Our Board will then act on our Corporate Governance Committee’s recommendation within ninety days following certification of the stockholder vote. Promptly following our Board’s decision, we will disclose that decision and an explanation of such decision in a filing with the Securities and Exchange Commission (“SEC”) or a press release.
Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors (unless the Board determines by resolution that any such vacancies will be filled by stockholders). A director elected by the Board to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified. It is the Company’s policy to encourage directors and nominees for director to attend the Company’s Annual Meeting of Stockholders. Nine of the ten then-current directors attended our 2022 Annual Meeting of Stockholders.
Our Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct the Company’s business. To that end, the Corporate Governance Committee has evaluated the current directors in the broader context of the Board’s overall composition. The Corporate Governance Committee maintains a goal of recruiting directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and other qualities, such as gender or racial/ethnic diversity, that the Corporate Governance Committee views as critical to effective functioning of the Board.
For information about the director nominees and each director whose term is continuing after the Annual Meeting, including information regarding the specific and particular experience, qualifications, attributes or skills of each director nominee and continuing director that led the Corporate Governance Committee to believe that such individuals should serve on the Board, please refer to the section below entitled “Information about our Directors and Nominees.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE.

INFORMATION ABOUT OUR DIRECTORS AND NOMINEES
The following tables and the brief biographies that follow provide information, as of the date of this proxy statement, about each director nominee and each continuing director.
	Age	Position(s) within Omnicell	Director Since	Class	Current Term Expires	Independent	Current Committee Membership
							Audit	Comp.	Corp. Gov.	M&A
Director Nominees
Joanne B. Bauer	67	Lead Independent Director	2014	I	2023	Yes		Chair
Robin G. Seim	63	Director	2019	I	2023	Yes	Chair			X
Sara J. White	77	Director	2003	I	2023	Yes			Chair
Continuing Directors
Randall A. Lipps	65	President, Chief Executive Officer and Chairman of the Board	1992	II	2024	No
Vance B. Moore	62	Director	2012	II	2024	Yes		X		X
Mark W. Parrish	67	Director	2013	II	2024	Yes	X	X
Edward P. Bousa	64	Director	2021	III	2025	Yes	X			X
Bruce E. Scott	67	Director	2019	III	2025	Yes			X	Chair
Mary Garrett	64	Director	2022	III	2025	Yes			X
As reflected below, our three director nominees and six continuing directors exhibit a range of skills, experience, industry and professional background, tenure, diversity and perspectives that we believe enhance the Board’s ability to effectively fulfill its oversight responsibilities.
Board Diversity Matrix
The table below provides information regarding certain diversity attributes of our directors as of April 6, 2023, with categories as set forth by Nasdaq Listing Rule 5605(f).
Board Diversity Matrix
Total Number of Directors: 9
	Female	Male
Gender Identity
Directors	3	6
Demographic Background
African American or Black	―	1
White	3	5

Diversity of Experience
The following graphics represent certain characteristics of our continuing directors and nominees.

Number of Directors with Relevant Experience
Healthcare Industry
7
Technology Industry
4
Pharmacy Industry
2
Supply Chain Industry
1
Finance
2
Executive Experience
6
Other Public Company Board
3
Academia / Education
2

Diversity of Tenure Balanced tenure is reflective of thoughtful refreshment	Independence 89% of directors are independent

Gender and Racial/Ethnic Diversity
44% of directors are women or racially or ethnically diverse	2 of 3 Committee Chairs are women

Director Nominees
Class I Nominees for Election for a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders
Joanne B. Bauer
Joanne B. Bauer, age 67, has served as a director of Omnicell since January 2014. Since October 2013, Ms. Bauer has served as a Director of Advocate Health Inc. (and its predecessors Aurora Healthcare and Advocate Aurora Health), an integrated not-for-profit healthcare provider serving communities throughout eastern Wisconsin, northern Illinois, North Carolina and Georgia. From October 2001 until June 2014, Ms. Bauer served as President of Global Health Care at Kimberly-Clark Corporation, a global consumer packaged goods company. Ms. Bauer joined Kimberly-Clark in 1981 and held various marketing and management positions within its adult care and health care businesses. Ms. Bauer received a B.A. degree from Lawrence University and an M.B.A. from the University of Wisconsin, Oshkosh.
The Corporate Governance Committee believes Ms. Bauer’s leadership and management in the healthcare industry, including serving as the president of the healthcare segment of a large multinational corporation and in various management and marketing roles, provide the Board with valuable insight regarding the healthcare industry.
Robin G. Seim
Robin G. Seim, age 63, has served as a director of Omnicell since March 2019. Mr. Seim initially joined Omnicell in January 2006 and served in various financial and operational leadership roles, including Chief Financial Officer from January 2006 to August 2015 and President, Global Automation and Medication Adherence from March 2016 until his retirement in March 2019. Prior to joining Omnicell, Mr. Seim served as Chief Financial Officer of several technology companies, including Villa Montage Systems, Inc. from 1999 to 2001, Candera, Inc. from 2001 to 2004 and Mirra, Inc., in 2005. Prior to 1999, Mr. Seim held a number of management positions with Nortel Networks, Bay Networks and International Business Machines Corporation (“IBM”). Mr. Seim received a B.S. in accounting from California State University, Sacramento.
The Corporate Governance Committee believes Mr. Seim brings to the Board a deep understanding of the Company’s financial and business operations and the healthcare industry, gained through his 13 years of experience as an executive officer of Omnicell in various financial and operational leadership roles. The Corporate Governance Committee believes that Mr. Seim’s extensive knowledge of the Company and its industry, combined with his prior financial expertise and leadership experience, provide the Board with invaluable insights into the Company’s financial and business operations, the healthcare industry, as well as financial and operational matters generally.
Sara J. White
Sara J. White, age 77, has served as a director of Omnicell since April 2003. Since April 2004, Ms. White has served as a pharmacy leadership coach. From 1992 to March 2004, Ms. White was a clinical professor at the School of Pharmacy at the University of California, San Francisco. From 1995 to March 2004, Ms. White was an adjunct professor at the University of the Pacific, School of Pharmacy. From 1992 to 2003, Ms. White was the Director of Pharmacy at Stanford Hospital and Clinics. Ms. White received a B.S. in pharmacy from Oregon State University and an M.S. and Residency in hospital pharmacy management from Ohio State University.
The Corporate Governance Committee believes Ms. White’s leadership and clinical pharmacy expertise proven as the director of pharmacy for more than a decade at one of the top acute-care hospitals in the United States provides valuable scientific and medical knowledge regarding the internal operations and clinical needs of our customers. Further, Ms. White’s experience as a clinical professor for two nationally respected university pharmacy programs offers an important understanding of the future direction of the industry that will help us anticipate the needs and demands of our customers’ clinical pharmacy decision-makers.

Continuing Directors
Class II Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
Randall A. Lipps
Randall A. Lipps, age 65, has served as Chairman of the Board and a director of Omnicell since founding Omnicell in September 1992, and as its President and Chief Executive Officer since October 2002. From June 2013 to October 2018, Mr. Lipps was a director of Invuity, Inc., a medical device company. Mr. Lipps serves as a member of the Board of Trustees of the American Nurses Foundation. Mr. Lipps received both a B.S. in economics and a B.B.A. from Southern Methodist University.
The Corporate Governance Committee believes Mr. Lipps’ extensive knowledge of the Company, including his founding of the Company and his nearly three decades of leading the Company as the President and CEO, provide the Board with invaluable current knowledge of the Company and extensive knowledge of the industry’s needs for improvements in healthcare economics and patient safety. In addition, his role in the operations of the Company provides the Board with a practical understanding of the issues and opportunities facing the Company.
Vance B. Moore
Vance B. Moore, age 62, has served as a director of Omnicell since May 2012. Since September 2020, Mr. Moore has served as Founder and Chief Executive Officer of RocketStop LLC, a healthcare advisory services firm. From February 2016 to July 2020, Mr. Moore served as President, Business Integration of Mercy Health, a national healthcare system. From April 2011 to February 2016, Mr. Moore served as Senior Vice President, Operations of Mercy Health. From July 2006 to April 2011, Mr. Moore served as the President and Chief Executive Officer of Resource Optimization & Innovation (“Roi”), the supply chain operating division of Mercy Health. From August 1998 to March 2007, Mr. Moore served in various capacities at Roi, including Chief Operating Officer. From March 1999 to March 2002, Mr. Moore served as the Vice President, Sales and Marketing of the Healthcare Services Division of UPS Logistics Group, a global supply chain management services company. Mr. Moore also served as chairman of the board of Roi until its sale in October 2019, and a director of Ascension Ventures, a strategic healthcare venture fund, until his resignation in February 2020, and serves as a governing committee member of the Coordinating Center for the National Evaluation System for health Technology, a voluntary network of data partners focused on medical device performance. Mr. Moore also serves on various advisory boards of emerging healthcare and non-profit entities. Mr. Moore received a B.S. in industrial management from the University of Arkansas.
The Corporate Governance Committee believes Mr. Moore’s extensive supply chain management expertise and his leadership abilities developed during his service in the chief executive role at a large, national healthcare system’s supply chain organization allow him to bring important operations and management skills to the Board.
Mark W. Parrish
Mark W. Parrish, age 67, has served as a director of Omnicell since January 2013. Mr. Parrish served as Chief Executive Officer of TridentUSA Health Services, a provider of mobile X-ray and laboratory services to the long-term care industry, from 2008 to August 2018, and as Executive Chairman of TridentUSA Health Service from August 2018 to September 2019. In February 2019, TridentUSA Health Services filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Commencing in 1993, Mr. Parrish held management roles of increasing significance with Cardinal Health Inc. and its affiliates, including Chief Executive Officer of Healthcare Supply Chain Services for Cardinal Health from 2006 to 2007. Mr. Parrish also serves as a director of Viatris, Inc. (formerly, Mylan N.V.), a global pharmaceutical company; President of the International Federation of Pharmaceutical Wholesalers, an association of pharmaceutical wholesalers and pharmaceutical supply chain service companies; and senior adviser to Frazier Healthcare Ventures, a health-care oriented growth equity firm. Mr. Parrish received a B.A. from the University of California, Berkeley.

The Corporate Governance Committee believes Mr. Parrish’s extensive leadership experience in the healthcare industry, including serving as the chairman and chief executive officer of a multi-service provider in the long-term care market and various other management roles, provides the Board with valuable insight regarding the healthcare industry and, specifically, the long-term care market.
Class III Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders
Edward P. Bousa
Edward P. Bousa, age 64, has served as a director of Omnicell since July 2021. He was a partner at Wellington Management Company LLC, an investment management firm, from 2005 until June 2020. Prior to that, Mr. Bousa held positions of increasing responsibility upon joining Wellington Management Company LLC in April 2000. Mr. Bousa was a mutual fund manager at Putnam Investments, LLC from 1992 to 2000. From 1983 to 1992, he was an equity research analyst and portfolio manager at Fidelity Investments, Inc. Mr. Bousa began his career as a commodity merchandiser at Louis Dreyfus Corporation from 1980 to 1982. Mr. Bousa is a Chartered Financial Analyst. He received a B.A. in economics from Williams College and an M.B.A. from the Harvard Business School.
The Corporate Governance Committee believes Mr. Bousa’s extensive background and experience working with financial institutions through the capital markets brings valuable expertise to the Board. In addition, the Corporate Governance Committee considers Mr. Bousa’s financial and leadership skills and managerial roles, as well as his background and experience as an investment professional to be important assets to the Board.
Bruce E. Scott
Bruce E. Scott, age 67, has served as a director of Omnicell since May 2019. From April 2014 to November 2018, Mr. Scott served as President of the EnvisionPharmacies division of EnvisonRxOptions, a health care and pharmacy benefit management company and a subsidiary of the Rite Aid Corporation. From September 2008 to April 2012, Mr. Scott held various executive roles at Medco Health Solutions, Inc., a pharmacy benefit management company, including President of Accredo Infusion Services, President of Critical Care Systems and Senior Vice President and Chief Pharmacist. From 2004 to July 2008, Mr. Scott was Chief Operating Officer of McKesson Medication Management LLC, a provider of pharmacy management services. Previously, he held several senior leadership roles at Allina Hospitals and Clinics, including as the Director of Pharmacy of United Hospital from 1987 to 1998. Mr. Scott serves as Chair of the University of Wisconsin, School of Pharmacy Board of Visitors, an advisory board for the School of Pharmacy. Mr. Scott received a B.S. in pharmacy from the University of Wisconsin and an M.S. in pharmacy administration from the University of Kansas where he also completed a pharmacy residency program.
The Corporate Governance Committee believes Mr. Scott’s leadership and management in the healthcare industry, and his extensive background and experience with pharmacy benefit management and healthcare payers in particular, provide the Board with valuable insight regarding the healthcare industry in general, as well as the internal operations and needs of our pharmacy customers.
Mary Garrett
Mary Garrett, age 64, has served as a director of Omnicell since May 2022. Ms. Garrett is currently the President of M. Power Coaching and Consulting, LLC, a firm focused on developing executive leaders and helping organizations align brand and culture, customer experience and employee engagement for positive impact on business vitality and growth. Ms. Garrett has held this position since June 2018. From September 2008 until December 2015, Ms. Garrett served as the chief marketing officer, global markets at IBM, a leading global provider of technology products and services. Prior to that, Ms. Garrett served as vice president, IBM Global Technology Services, from 2005 to 2008, as vice president, channels, small and medium business, tech services from 2002 to 2004 and vice president, marketing e-business hosting during 2001. She joined IBM as an electrical engineer and served in key positions of increasing authority and responsibility from 1981 to 2001. Ms. Garrett currently serves as a director of PROCEPT BioRobotics Corp., a surgical robotics company, and has served on the board of this company since December 2021. Ms. Garrett previously served as a director of Ethan Allen Interiors, Inc., a leading interior design company, manufacturer and retailer in the home furnishings marketplace, from January 2016 until November 2021, and was a member of the Audit Committee. She has also served as a director of Hillrom Corporation (subsequently acquired by Baxter International, Inc.), a global medical technology company, from March 2017 until December 2021, and was chair of the Nominating/Corporate Governance Committee and a member of the Audit Committee. Ms. Garrett received a B.S. in bio-medical engineering from Brown University and an M.S. in bio-electrical engineering from Brown University.
The Corporate Governance Committee believes Ms. Garrett’s extensive background and experience in the technology industry, including digital transformation, big data and cognitive analytics, cybersecurity and cloud computing, provides the Board with valuable expertise. In addition, the Corporate Governance Committee considers Ms. Garrett’s marketing expertise and business leadership experience, as well as her broad international background, to be important assets to the Board.
BOARD LEADERSHIP STRUCTURE
It is the policy of the Board that the positions of Chief Executive Officer and Chairman may be held by the same person. The Board recognizes, however, that there may be circumstances that arise in the future that would lead it to separate these offices. The Board is currently chaired by the President and Chief Executive Officer (“CEO”) of the Company, Mr. Lipps. The Board has also appointed Ms. Bauer to serve as Lead Independent Director.
The Company believes that combining the positions of CEO and Chairman helps to ensure that the Board and management act with a common purpose. The Company believes that combining the positions of CEO and Chairman provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined CEO and Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chairman with an extensive history with, and knowledge of, the Company (as is the case with the Company’s CEO).
The Board believes that its independent directors provide significant independent leadership to balance the combined position of our CEO and Chairman. To further augment and facilitate that leadership, the Board has appointed a Lead Independent Director. The Lead Independent Director is empowered to, among other duties and responsibilities, provide general leadership of the affairs of the independent directors, including leadership in anticipating and responding to crisis, discuss and collaborate with the Chairman to set appropriate meeting agendas and meeting schedules, recommend to the Chairman the retention of outside advisors and consultants who report directly to the Board, preside over Board meetings in the absence of the Chairman and during independent director closed session portions of the meetings, preside over any portions of meetings of the Board during which the performance of the Board is discussed, preside over and establish the agendas for meetings of the independent directors, consult with and coordinate with the committee chairs regarding meeting agendas and informational requirements, consult with the chair of the Corporate Governance Committee or Compensation Committee, respectively, regarding the evaluation or compensation of the CEO, act as liaison between the Chairman and the independent directors, provide advice and consultation to the Chairman and other senior executives of the Company, monitor information delivered by the management team to the Board and provide input on such information, and, as appropriate upon request, act as a liaison to stockholders, customers and other key constituents of the Company. In addition, it is the responsibility of the Lead Independent Director to coordinate the Board appointment of an Interim CEO and/or Chairman during extended periods of the Chairman’s absence. As a result, the Company believes that the Lead Independent Director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the Lead Independent Director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairman, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under The Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of the Company’s directors and director nominees are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Lipps, the President and CEO of the Company. In making this determination, the Board found that none of the independent directors, nominees or appointees for director had a material or other disqualifying relationship with the Company. Mr. Lipps, the Company’s President and CEO, is not an independent director by virtue of his employment with the Company.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through the Board’s standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our enterprise risk exposure, including major financial risk exposures, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
The Audit Committee also monitors compliance with legal and regulatory requirements, including privacy, data protection and information security, in addition to oversight of the performance of our audit function. We have implemented a number of security measures designed to protect our systems and data, including firewalls, antivirus and malware detection tools, patches, log monitors, routine back-ups, system audits, routine password modifications, and disaster recovery procedures, and have designed certain security features into our solutions. We utilize third-party cloud services in connection with our operations. We and our third-party service providers have also designed certain security features into our solutions. Our Audit Committee is briefed by management at least annually on information security matters, and employees receive a comprehensive information security awareness training on an annual basis. We possess insurance that currently includes coverage for cyber-attacks. However, we have seen a trend where the amount of coverage being offered by insurance providers for such cyber-attacks is decreasing while the cost of obtaining such coverage is increasing. If this trend continues, the insurance coverage we possess may not be adequate or the cost to obtain such coverage may become prohibitive.
As previously disclosed, on May 4, 2022, we determined that certain of our information technology systems were affected by ransomware impacting certain internal systems. Upon detecting the security event, we took immediate steps designed to contain the incident and implement our business continuity plans to restore and support continued operations. We contained the incident and restored substantially all of our critical information technology systems.
Our Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Corporate Governance Committee is also responsible for overseeing the Company’s environmental, social and governance initiatives and progress and related risks. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Typically, the Audit Committee receives and discusses with management a quarterly report regarding risk management and the areas of risk the Company has addressed in such quarter. The Audit Committee reports to the entire Board on the risk management activities of the Company generally each quarter, but at least annually, and the applicable Board committees meet at least annually with the employees responsible for risk management in such committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP GUIDELINES
Effective May 18, 2022, we revised our Stock Ownership Guidelines for all Board members and executive officers. Pursuant to the guidelines, each Board member and executive officer should beneficially own not less than the following amount of our common stock (as a multiple of their respective compensation):
Board Members	5x annual cash retainer (increased from 3x)
Chief Executive Officer	6x annual base salary (increased from 3x)
Other Named Executive Officers	3x annual base salary (increased from 1x)
Individuals who are subject to these guidelines at the time of their adoption have five years from the date of their respective appointments to attain the required ownership levels. If an individual becomes subject to a greater ownership amount, due to a promotion or an increase in base salary, the individual is expected to meet such greater ownership amount within the later of the original period or three years from the effective date of the promotion or base salary change.
As of May 5, 2022, each of our directors, excluding Mr. Bousa and Ms. Garrett, had satisfied our revised stock ownership guidelines to the extent applicable. Mr. Bousa, who joined the Board in July 2021, has until July 2026 to meet the stock ownership requirements. Ms. Garrett, who joined the Board in May 2022, has until May 2027 to meet the stock ownership requirements.
MEETINGS OF THE BOARD OF DIRECTORS
The Board met five times during 2022. Each Board member attended 75% or more of the aggregate number of the meetings of the Board and of the committees on which he or she served, as held during the period for which he or she was a director or committee member, respectively.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Mergers & Acquisitions Committee. The following table provides membership and meeting information for 2022 for each of the Board committees:
Name	Audit	Compensation	Corporate Governance	M&A
Joanne B. Bauer		X*
Edward P. Bousa	X			X
Mary Garrett			X
Vance B. Moore		X		X
Mark W. Parrish	X	X
Bruce E. Scott			X	X*
Robin G. Seim	X*			X
Sara J. White			X*
Total meetings in fiscal year 2022	17	6	4	1

*
Denotes Committee Chair

Below is a description of each committee of the Board. The Board has determined that each member of the Audit Committee, Compensation Committee and Corporate Governance Committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee
The Audit Committee is currently composed of three directors: Mr. Seim (Chair), Mr. Parrish and Mr. Bousa. Following the Annual Meeting, the Audit Committee will continue to be as currently composed. The Audit Committee met seventeen times during fiscal year 2022. The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee the Company’s corporate accounting and financial reporting processes, audits of its financial statements and the independence and performance of its internal and external auditors. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent registered public accounting firm regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly unaudited financial statements with management and the independent registered public accounting firm, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K. The Audit Committee has adopted a written Audit Committee Charter that can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) of Nasdaq listing standards). The Board has also determined that Mr. Seim, the current Audit Committee Chair, qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Compensation Committee
Overview
The Compensation Committee currently is composed of three directors: Ms. Bauer (Chair), Mr. Moore and Mr. Parrish. Following the Annual Meeting, the Compensation Committee will continue to be as currently composed. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Compensation Committee met six times during fiscal year 2022. The Compensation Committee Charter can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
The Compensation Committee acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:
•
reviewing and approving the overall compensation philosophy for the Company’s executive officers and directors;

•
overseeing the adoption and administration of, and establishing guidelines relating to, the Company’s stock option and purchase plans, profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs, including approving and granting options, restricted stock, restricted stock units or other equity awards under such plans to the Company’s executive officers, employees and consultants; and

•
preparing the Compensation Committee Report, included in this proxy statement.

Compensation Committee Processes and Procedures
The Compensation Committee generally meets at least six times per year and with greater frequency if necessary. The agenda for each meeting is usually outlined by the Chair of the Compensation Committee and then more fully developed by the Company’s CEO, Chief Financial Officer and Chief Administrative and People Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The CEO may not participate in or be present during any deliberations or final determinations of the Compensation Committee regarding his own compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
During the past fiscal year, the Compensation Committee engaged each of Radford, which is part of the Rewards Solutions practice at Aon plc (January 2022 through May 2022), and Exequity LLP (June 2022 through present) as compensation consultants to assist in its evaluation of executive and director compensation. During fiscal year 2022, the Compensation Committee requested that Radford assist in continuing to refine the Company’s executive compensation program. As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford ultimately developed recommendations regarding executive compensation levels and types of compensation elements that were presented to the Compensation Committee for its consideration.
The specific determinations of the Compensation Committee with respect to executive compensation for 2022 are discussed in the Compensation Discussion and Analysis included in this proxy statement, and the Compensation Committee’s determinations with respect to director compensation are discussed in the section of this proxy statement entitled “Director Compensation.”
Compensation Committee Interlocks and Insider Participation
During fiscal year 2022, Ms. Bauer (Chair), Mr. Moore and Mr. Parrish served as members of the Compensation Committee. None of these individuals are or have been officers of Omnicell. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Corporate Governance Committee
The Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors and recommending appropriate director nominee slates to recommend for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and developing a set of corporate governance principles for the Board and the Company. The Corporate Governance Committee is also responsible for overseeing the Company’s environmental, social, and governance initiatives and progress.
The Corporate Governance Committee currently consists of three directors: Ms. White (Chair), Mr. Scott and Ms. Garrett. Following the Annual Meeting, the Corporate Governance Committee will continue to be as currently composed. All members of the Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Corporate Governance Committee met four times during fiscal year 2022. Our Corporate Governance Committee Charter can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.

Qualifications of Directors
The Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest levels of personal integrity and ethics. The Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.
In conducting this assessment, the Corporate Governance Committee considers diversity (such as gender or racial/ethnic diversity), age, skills, industry and professional background, independence and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
Retirement Age Policy
In general, directors are expected to retire from the Board at age 75, or at the conclusion of the term in which they reach age 75 unless otherwise recommended for nomination by the Corporate Governance Committee.
Service on Other Boards
Directors may not serve on the boards of more than two other public companies without first obtaining the prior approval of the Lead Independent Director. In addition, no member of the Audit Committee may serve on more than two other public company audit committees without first obtaining the prior approval of the Lead Independent Director.
Nomination of Directors for Re-Election
In the case of incumbent directors whose terms of office are set to expire, when deciding whether to nominate a director for re-election, the Corporate Governance Committee reviews the qualifications set forth above, in addition to such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
Identification of Director Candidates
In the case of new director candidates, the Corporate Governance Committee (and the other members of the Board, as needed) generally identify potential candidates through their personal and professional networks, but may also engage, if deemed appropriate, a professional search firm. The Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
Resignation Policies
Our Corporate Governance Guidelines require that any nominee for director in an uncontested election who receives a greater number of votes “withheld” and/or “against” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by our Corporate Governance Committee, which will then consider all of the relevant facts and circumstances and recommend to our Board the action to be taken with respect to such offer of resignation. Our Board will then act on our Corporate Governance Committee’s recommendation within ninety days following certification of the stockholder vote. Promptly following our Board’s decision, we will disclose that decision and an explanation of such decision in a filing with the SEC or a press release. Any director who submits his or her offer to resign from the Board pursuant to this policy shall not participate in deliberations regarding whether to accept the offer of resignation. If a majority of the members of the Corporate Governance Committee are subject to this evaluation process, then the independent directors on the Board who are not subject to the evaluation will appoint a special committee of the Board among themselves solely for the purpose of conducting the required evaluation. This special committee will make the recommendation to the Board otherwise required of the Corporate Governance Committee.
Candidates Recommended by Stockholders
At this time, the Corporate Governance Committee does not consider director candidates recommended by stockholders. The Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.
Mergers and Acquisitions (M&A) Committee
The M&A Committee is responsible for advising management, and reviewing and evaluating merger and acquisition opportunities brought to the M&A Committee by management. The Board has delegated to the M&A Committee the authority to make all necessary and appropriate approvals on behalf of the Board relating to acquisitions and equity investments by the Company (and its subsidiaries) of a value up to $100 million, although in practice, the M&A Committee generally reports to and discusses all material transactions with the Board prior to final decisions.
The M&A Committee currently consists of four directors: Mr. Scott (Chair), Mr. Bousa, Mr. Moore and Mr. Seim. Following the Annual Meeting, the M&A Committee will continue to be as currently composed. The M&A Committee met one time during fiscal year 2022. Our M&A Committee Charter can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Lead Independent Director of Omnicell, Inc. at the Company’s principal executive office. These communications will be reviewed by the Lead Independent Director, who will determine whether they should be forwarded to the Board or the identified director(s). The purpose of this screening is to avoid having the Board consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent members of the Board. All communications directed to the Audit Committee in accordance with the Company’s “Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters” (the “Omnicell Open Door Policy”) that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. The Omnicell Open Door Policy can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
CODE OF ETHICS
Omnicell has adopted the Omnicell Code of Conduct, a code of ethics that applies to all officers, directors and employees of the Company. The Omnicell Code of Conduct is available under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com. If the Company makes any substantive amendments to its Code of Conduct or grants any waiver from a provision thereof to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
CORPORATE GOVERNANCE GUIDELINES
The Board has reaffirmed the governance practices followed by the Company by readopting the Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations, as needed, and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, CEO performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, are available under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
CORPORATE RESPONSIBILITY AND SUSTAINABILITY
Omnicell is committed to sustainable, responsible business practices and defines its corporate responsibility approach through Innovation, Environmental, Social and Governance pillars in order to meet stockholders’ expectations of performance. This provides Omnicell the opportunity to more closely link its sustainability progress with its business success while addressing climate change and business strategy risks. Further information about the Company’s corporate responsibility and sustainability efforts, including our Corporate Responsibility Report, is available at www.omnicell.com/corporate-social-responsibility-esg. However, we are not including the information contained on, or that can be accessed through, this website as part of, or incorporating it by reference into, this proxy statement.
POLICY AGAINST HEDGING TRANSACTIONS
Our insider trading policy prohibits directors, executive officers and other employees from engaging in any “short sale” of Omnicell’s securities or purchasing option puts, calls or similar derivative securities of or related to Omnicell or companies engaged in business with Omnicell. In addition, such policy prohibits directors, executive officers, direct reports of our CEO or other executive officers, and other employees identified as having access to certain nonpublic information about the Company from engaging in any separate transaction that directly or indirectly alters or offsets a transaction authorized under a pre-approved trading plan adopted under Rule 10b5-1 of the Exchange Act (such as a hedging transaction).
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our executive officers and directors are only permitted to enter into a material transaction or agreement with the Company with the prior consent of the Audit Committee. In approving or rejecting the proposed transaction or agreement, the Audit Committee considers the relevant facts and circumstances available, including, but not limited to the risks, the costs and the benefits to Omnicell, the terms of the transaction or agreement, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. The Audit Committee approves only those transactions or agreements that, in light of known circumstances, are in, or are not inconsistent with, Omnicell’s best interests, as the Audit Committee determines in the good faith exercise of its discretion. The Board has adopted a written Related-Person Transactions Policy that can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com. We have entered into indemnity agreements with our executive officers and directors, which provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made party by reason of his or her position as a director, officer or other agent of Omnicell, and otherwise to the fullest extent permitted under Delaware law and our bylaws. Other than as disclosed below, there have been no transactions since January 1, 2022, and there are no currently proposed transactions, in which Omnicell was or is a participant and for which the amount involved exceeds $120,000, in which any related person had or will have a direct or indirect material interest.
The Board noted that Mr. Moore, a member of the Board, served as the President and Chief Executive Officer of Roi, the supply chain division of Mercy Health (“Mercy”), from July 2006 until April 2011, Senior Vice President, Operations, of Mercy from April 2011 until February 2016, and served as President, Business Integration, of Mercy from February 2016 until June 2020. Effective December 31, 2009, the Company entered into a group purchasing organization (“GPO”) agreement with Roi, whereby the Company agreed to provide products and services to Roi’s members, including hospitals within Mercy. Effective

July 1, 2019, the Company entered into a separate corporate master agreement with Mercy (which remains a member of the Roi GPO), whereby the Company agreed to provide products and services to Mercy under separate terms and conditions. The Company recorded revenue of approximately $5.6 million from Mercy for the fiscal year ended December 31, 2022. The Board determined that Mr. Moore did not derive any direct or indirect material benefit from the agreements with Roi and Mercy and believes that the agreements are in Omnicell’s best interest and no less favorable to either party than could be obtained from other third-party group purchasing organizations.
DIRECTOR COMPENSATION
We believe it is essential for our long-term success to attract highly talented candidates for our Board. Commensurate with this philosophy, the Board compensates its non-employee directors with long-term equity-based compensation and a cash fee on a quarterly basis. In May 2022 the Board, upon recommendation by the Compensation Committee, approved a change to the methodology used to determine the number of shares of restricted stock to be awarded to non-employee directors as part of their annual and/or new director equity grant — using a 20-day average closing price of the Company’s common stock for the period immediately preceding the restricted stock grant date. In December 2022, the Board approved a further change to the non-employee director compensation policy to provide for a per meeting fee of $1,250 per committee member for certain non-regularly scheduled meetings of the committees of the Board duly convened and held that such Committee member attends. The Board’s non-employee director compensation plan is further described below.
•
Each non-employee director is entitled to receive cash compensation in the amount of $22,500 per quarter at the time of and upon physical attendance, or attendance via electronic means, at each quarterly Board meeting and is eligible for reimbursement for expenses incurred in attending Board and committee meetings.

•
Each new non-employee director is entitled to receive a restricted stock grant with a targeted value of $160,000 as of the grant date, which will vest in full on the date of the following annual meeting, so long as the recipient remains a director until such date.

•
Each non-employee director continuing his or her service on the Board following the annual meeting of stockholders is entitled to receive a restricted stock grant with a targeted value of $160,000 as of the grant date, which will vest in full on the date of the following annual meeting, so long as the recipient remains a director until such date.

•
Committee members and chairpersons, as well as the Lead Independent Director, are eligible for additional compensation for their service as follows:

Position	Annual Cash Fees(1) ($)	Meeting Fees(2) ($)	Targeted Value of Annual Restricted Stock Grant(3) ($)	Total Value of Annual Compensation ($)
Audit Committee Chairperson	20,000	1,250	20,000	40,000
Audit Committee Member (non-Chair)	10,000	1,250	10,000	20,000
Compensation Committee Chairperson	20,000	1,250	20,000	40,000
Compensation Committee Member (non-Chair)	10,000	1,250	10,000	20,000
Corporate Governance Committee Chairperson	11,000	1,250	11,000	22,000
Corporate Governance Committee Member (non-Chair)	7,500	1,250	7,500	15,000
Mergers & Acquisitions Committee Member	—	1,250	—	—
Lead Independent Director	17,500	—	17,500	35,000

(1)
Annual cash fees are paid in four equal installments at each quarterly Board meeting.

(2)
Represents the per-meeting cash compensation fee received by each member of the M&A Committee for each meeting duly convened and held that such member attends, as well as for certain other non-regularly scheduled meetings of the other committees of the Board duly convened and held that such member attends. Such compensation is paid quarterly in arrears at each quarterly Board meeting.
(3)
Represents the targeted value of restricted stock granted to each non-employee director serving in such capacity (as a chairperson, committee member or Lead Independent Director, as applicable) at the time of the annual meeting of stockholders. Such grant will vest in full at the following year’s annual meeting of stockholders, so long as the director continues to serve in such capacity.

•
If a new non-employee director does not begin his or her initial term coincident with the occurrence of the annual meeting of stockholders, such director is entitled to receive his or her applicable restricted stock grants described above which will generally be awarded on a pro-rata basis covering his or her service up to the next annual meeting.

The table below summarizes, for fiscal year 2022, certain information with respect to the compensation of all non-employee directors of Omnicell. Mr. Lipps, our Chairman, President and CEO, did not receive compensation for serving on the Board. Please see the 2022 Summary Compensation Table for the compensation received by Mr. Lipps for his service as our Chairman, President and CEO.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2022
Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards(4) ($)	All Other Compensation ($)	Total ($)
Joanne B. Bauer	128,750	194,824	—	—	323,574
Edward P. Bousa	98,750	167,695	—	—	266,445
Mary Garrett	48,750	165,288	—	—	214,038
James T. Judson(5)	67,500	—	—	—	67,500
Vance B. Moore	100,000	167,695	—	—	267,695
Mark W. Parrish	110,000	177,540	—	—	287,540
Bruce E. Scott	102,500	165,288	—	—	267,788
Robin G. Seim	105,000	177,540	—	—	282,540
Bruce D. Smith(5)	48,750	—	—	—	48,750
Sara J. White	101,000	168,679	—	—	269,679

(1)
Cash amounts included in this column represent cash fees paid to each non-employee director for his or her Board or committee service during fiscal year 2022. Cash fees are paid on a quarterly basis at each quarterly Board meeting.

(2)
The dollar amounts in this column represent the grant date fair value of stock awards calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” (“ASC Topic 718”) based on the closing stock price on the date of grant.

(3)
The aggregate number of shares subject to stock awards outstanding as of December 31, 2022, all of which were granted in 2022, for each of the directors listed in the table above was as follows: Ms. Bauer, 1,781; Mr. Bousa 1,533; Ms. Garrett, 1,511; Mr. Judson, 0; Mr. Moore, 1,533; Mr. Parrish, 1,623; Mr. Scott, 1,511; Mr. Seim, 1,623; Mr. Smith, 0; and Ms. White, 1,542.

(4)
No options were granted to the individuals in the table in 2022. The aggregate number of shares subject to outstanding stock options held by each of the directors listed in the table above as of December 31, 2022 was as follows: Ms. Bauer, 19,329; Mr. Bousa, 0; Ms. Garrett, 0; Mr. Judson, 0; Mr. Moore, 0; Mr. Parrish, 0; Mr. Scott, 6,381; Mr. Seim, 6,381; Mr. Smith, 0; and Ms. White, 0.

(5)
Messrs. Judson and Smith retired from the Board at the 2021 Annual Meeting of Stockholders and received pro-rated fees for the year.

EXECUTIVE OFFICERS
The information required by Item 7 of Schedule 14A may be found under the heading “Information About Our Executive Officers” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Such information is incorporated herein by reference.

EXECUTIVE COMPENSATION
PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our stockholders have indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, every year. Our Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking our stockholders to approve, on an advisory basis, the compensation of our “Named Executive Officers” or “NEOs” as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
For details on our executive compensation program, including our compensation philosophy and objectives and the fiscal year 2022 compensation of our NEOs, we urge you to read the Compensation Discussion and Analysis included in this proxy statement, as well as the compensation tables and the related narrative disclosure.
As discussed in those disclosures, we believe that our compensation policies and decisions are appropriately designed to align the interests of our executive officers with those of our stockholders, to emphasize strong pay-for-performance principles and to enable us to attract and retain talented and experienced executives to lead the Company in a competitive environment.
Applying these philosophies, the Compensation Committee has set specific compensation goals designed to help the Company achieve our short- and long-term business and performance goals. In setting executive officer compensation, the Compensation Committee seeks to design a compensation program that it believes will attract, retain and incentivize our executive officers to help the Company achieve its performance goals.
Highlights of our fiscal year 2022 executive compensation program include:
•
Emphasis on at-risk or variable pay:   A significant majority of our NEOs’ compensation consists of (i) performance-based cash and equity awards which are earned or vest only upon the achievement of certain Company and individual performance metrics and (ii) restricted stock units for which the value received varies based on our stock price. Approximately 90% of our CEO’s fiscal year 2022 target pay was at-risk or variable, and approximately 86% of the average fiscal year 2022 target pay of our other NEOs (excluding Dan S. Johnston and Corey J. Manley) was at-risk or variable, in each case, based on Company and individual performance and based on annualized base salaries and target annual cash bonuses. Mr. Johnston was excluded from the above percentage due to his retirement and Mr. Manley was excluded as prior to his appointment as Senior Vice President and Chief Legal Officer in May 2022 he was not previously a participant in our executive officer compensation program.

•
Pay-for-performance alignment:   We believe that the alignment of our CEO’s total compensation with our stock price performance, earnings per share and annual bookings reflects our emphasis on pay-for-performance principles.

•
Comparison to our peer group:   The Compensation Committee makes pay decisions after completing an evaluation of market practices and a comparison of compensation to our peer group companies.

In summary, the elements of our compensation package as well as the amount of compensation paid to our NEOs are designed to emphasize strong pay-for-performance principles and provide reasonable compensation as compared to market practice and our peer group to our NEOs.
For these reasons, the Board is asking stockholders to support the compensation of our NEOs, as described in this proxy statement, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table and the other related tables and disclosure.”

While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
Recommendation of the Board of Directors
Advisory approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation paid to our Named Executive Officers (“NEOs”) during fiscal 2022.
These individuals are:
•
Randall A. Lipps, Chairman, President and Chief Executive Officer;

•
Peter J. Kuipers, Executive Vice President and Chief Financial Officer;

•
Scott P. Seidelmann, Executive Vice President and Chief Commercial Officer;

•
Christine Mellon, Executive Vice President and Chief Administrative and People Officer;

•
Corey J. Manley, Senior Vice President and Chief Legal Officer (Mr. Manley was appointed Senior Vice President and Chief Legal Officer of the Company in May 2022.); and

•
Dan S. Johnston, former Executive Vice President and Chief Legal and Administrative Officer (as previously disclosed, Mr. Johnston retired from the Company, effective July 2, 2022);

Before Mr. Manley’s appointment to Senior Vice President and Chief Legal Officer in May 2022, he was not a participant in our executive officer compensation program. Accordingly, Mr. Manley’s compensation arrangements upon his appointment as an executive officer in May 2022 are discussed in the CD&A section titled “Employment Arrangements” below.
On February 28, 2023, the Company announced that Peter J. Kuipers will step down from his role as Executive Vice President, Chief Financial Officer, effective July 1, 2023. Pending his departure, Mr. Kuipers will continue to serve as Executive Vice President, Chief Financial Officer while the Company searches for a new Chief Financial Officer and will assist with the transition of his role and responsibilities.
Executive Summary
We are a leading provider of medication management solutions and adherence tools for health systems and pharmacies. Our product and solution offerings are designed to deliver on the industry vision of the Autonomous Pharmacy (automation solutions to automate work and streamline workflows; predictive and prescriptive analytics to provide actionable insights; and technology-enabled services to support improved efficiency, regulatory compliance and patient outcomes) that can lead to a better standard of care for patients. This puts us in a highly competitive industry requiring us to recruit, incentivize and retain specific skill sets and experience in our leaders. Our executive compensation approach is designed to continue to support our commitment to being the care providers’ and retail pharmacies’ most trusted partner and executing on the industry vision of the Autonomous Pharmacy.
Fiscal 2022 Executive Compensation Highlights
The Compensation Committee of our Board (the “Compensation Committee”) took the following key actions with respect to the compensation of our NEOs for fiscal 2022:

•
Base salaries — In February 2022, the Compensation Committee approved an approximately 2.0% increase in the annual base salaries of our then-serving NEOs from the fiscal 2021 base salaries. Subsequent to these actions, in June 2022, in connection with Mr. Johnston’s retirement from the Company, Ms. Mellon was appointed Chief Administrative and People Officer, effective as of June 1, 2022. In light of Ms. Mellon’s appointment and the increased scope, responsibilities and duties of such role, the Compensation Committee approved an additional 15% increase in Ms. Mellon’s 2022 annual base salary effective in June 2022. Each of these increases was determined after considering individual performance and competitive benchmarking. Mr. Manley’s 2022 annual base salary was determined when he was appointed Senior Vice President and Chief Legal Officer in May 2022 based on competitive benchmarking.

•
Performance-based cash bonuses — The NEOs (excluding Mr. Johnston and Mr. Manley) earned annual cash bonuses ranging from 34% to 36% of each NEO’s total incentive target.

•
Long-term equity incentive compensation — The NEOs were granted long-term equity incentive awards in the following forms:

•
Time-based restricted stock units (“RSUs”), which vest over a four-year period, contingent on continued service; and

•
Performance-based restricted stock units (“PSUs”) with the potential to earn between 50% and 200% of the target PSU award, provided certain performance criteria are achieved and contingent on continued service.

In February 2022, consistent with its prior-year approach, to continue to align pay with market factors, reinforce a focus on performance metrics and increase retentive compensation, the Compensation Committee approved an annual equity award program that set ratios for fiscal 2022 of approximately 50% PSUs and 50% RSUs for our then-serving NEOs. The Compensation Committee believes this mix of equity awards further aligns our NEOs with the long-term financial interests of our stockholders, while providing an appropriate level of retentive and performance-based compensation. Mr. Manley’s equity award grants were determined in May 2022 upon his appointment as Senior Vice President and Chief Legal Officer.
Further evidencing the alignment of our executive officers’ interest with those of our stockholders, and the emphasis our Compensation Committee and compensation philosophy place on strong pay-for-performance principles, none of the target shares subject to the PSUs granted in February 2022 (May of 2022 for Mr. Manley) were earned and, accordingly, the 2022 PSUs were not eligible for vesting and were forfeited.
Our Executive Compensation Philosophy
Our executive compensation program is designed to provide our executive officers incentives and rewards, while balancing the short-term and long-term interests of our stockholders with our ability to attract and retain talented executives. The Compensation Committee has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each executive’s compensation. Our executive compensation program is based on four guiding principles established by the Compensation Committee:
•
Enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders;

•
Enable us to attract, motivate and retain the people needed to: (i) define and create industry-leading products and services and (ii) make the Company the care providers’ and retail pharmacies’ most trusted partner and execute on the industry vision of the Autonomous Pharmacy;

•
Integrate compensation closely with the achievement of our business and performance objectives; and

•
Reward individual performance that contributes to our short-term and long-term success.

We have created a compensation program that combines short-term and long-term components, cash and equity and fixed and performance-based contingent payments, in the proportions we believe are aligned with these four guiding principles.

An important element of our compensation philosophy is to provide executives with compensation packages that are competitive with the compensation packages for executives in comparable positions at advanced services technology companies of similar size and industry to us in order to attract, motivate and retain dynamic and innovative executives to lead our strategic initiatives. As such, the Compensation Committee considers a benchmarking analysis when determining the size, components and mix of executive officer compensation elements. For additional information, see the section below entitled “Executive Compensation-Setting Process.”
“Pay for Performance” Program Design
To align our NEOs’ interests with those of our stockholders and motivate and reward individual performance that contributes to our short-term and long-term success, a significant majority of our NEOs’ target total compensation is at-risk or variable based on Company and individual performance (including stock price performance). We consider annual cash bonuses to be “at-risk” because the value received (if any) is subject to both the achievement of Company and individual performance goals. We consider PSUs to be “at-risk” because the value received (if any) is subject solely to Company performance goals. We consider RSUs to be “variable” because the value received varies based on our stock price. The charts below represent the mix of target pay for fiscal 2022 of our CEO and the average of our other NEOs (excluding Messrs. Manley and Johnston). Mr. Johnston has been excluded from the chart because he retired from the company in July 2022 and did not serve as an executive officer for the full year. Mr. Manley has been excluded from this chart because, as noted above, prior to his appointment as Senior Vice President and Chief Legal Officer in May 2022 he did not participate in the Company’s executive officer compensation program. His compensation is based on competitive benchmarking as of his appointment date, as more fully described in the CD&A section titled “Employment Arrangements” below. Target pay, as shown below, consists of each NEO’s (i) annualized base salary for fiscal 2022 at the rate effective in July 2022; (ii) target annual cash bonus as a percentage of annualized base salary for fiscal 2022 at the rate effective July 2022, and excluding potential overachievement bonus payments; and (iii) the grant date fair value of equity awards granted to such NEO during fiscal 2022 (as reported in the 2022 Summary Compensation Table). As reflected in the charts below, for fiscal 2022, approximately 90% of our CEO’s target pay, and 86% of the average target pay of our other NEOs (excluding Messrs. Johnston and Manley), respectively, was at-risk or variable, in each case, based on Company and individual performance. We believe this target pay mix reflects the strong pay-for-performance design of our executive compensation program.

In addition, the following charts compare our CEO’s pay with (a) our indexed TSR over the past five fiscal years and (b) our annual product bookings during the past five fiscal years. We believe these charts demonstrate that our CEO’s total compensation has generally aligned with our stock price performance and our annual product bookings, reflecting our emphasis on pay-for-performance principles.
Of note, the tables below reflect CEO total compensation as reported in the 2022 Summary Compensation Table, which reflects the grant date fair value of RSUs granted to our CEO in February 2022. Since the February 2022 grant date, our stock price has declined and the value of those equity awards on

December 31, 2022 would have been $1,175,038. In addition, these charts also reflect the grant date fair value of PSUs awarded to our CEO in February 2022, which were subsequently not earned and forfeited.
The following charts provide supplemental information and should not be viewed as a substitute for the Pay Versus Performance disclosure, as set forth on pages 52-56 of this proxy statement.

CEO Pay(1) vs. Indexed TSR(2)
CEO Pay (in thousands)
Indexed TSR
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$600
$500
$400
$300
$200
$100
$-
$6,336
$7,209
$8,029
$8,437
$7,902
$100
$126
$168
$247
$372
$104
2017
2018
2019
2020
2021
2022
CEO Pay
Indexed TSR

(1)
“CEO Pay” is our CEO’s total compensation for each fiscal year as reported in the “Total” column of the 2022 Summary Compensation Table.

(2)
“Indexed TSR” is the return associated with a hypothetical $100 investment in our common stock on December 31, 2017, including reinvestment of dividends, and is calculated based on the closing price of our common stock on the last trading day of the applicable fiscal year.

CEO Pay(1) vs. Annual Bookings(2)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CEO Pay (in thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Annual Product Bookings (in millions)
$716
$813
$1,002
$1,217
$1,054
$6,336
$7,209
$8,029
$8,437
$7,902
2018
2019
2020
2021
2022
CEO Pay
Annual Bookings

(1)
“CEO Pay” is our CEO’s total compensation for each fiscal year as reported in the “Total” column of the 2022 Summary Compensation Table.

(2)
“Annual Bookings” is the Company’s annual bookings for each fiscal year.

Elements of Our Executive Compensation Program
The table below describes the principal elements of our 2022 executive compensation program, including the primary objectives of each element, any associated performance measures, and whether each element is categorized as “fixed,” “at-risk” or “variable” based on Company or individual performance (including stock price performance). See the section below entitled “Elements of Compensation and 2022 Determinations” for additional information regarding these compensation elements.
Compensation Element		Type	Primary Objective(s)	Performance Measures
Annual Base Salary		Fixed	Provide base amount of market competitive pay and predictable level of financial stability	Not applicable
Annual Cash Performance- Based Bonus		At-risk	Incentivize and reward the achievement (and over- achievement) of short-term corporate and individual goals
Corporate Threshold Targets:
•
Profit Target (quarterly and annual)

•
Advanced Services Bookings Threshold (annual)

•
Advanced Services Recurring Revenue Threshold (annual)

•
Bookings Threshold (annual)

•
Strategic Acquisitions Target (annual)

•
Individual Targets (quarterly)

Long-Term Equity Incentive Awards	PSUs	At-risk	Incentivize and retain executives, align the interests of stockholders and executives, and motivate and reward achievement of long-term corporate financial goals (no payout if performance measure is not met)	Total stockholder return over a one-year performance period as measured against the Nasdaq Health Care Index
	RSUs	Variable	Incentivize and retain executives and align the interests of stockholders and executives by linking realized value to stock price performance	Stock price appreciation

Executive Compensation Practices
We employ a number of practices designed to reinforce our pay-for-performance executive compensation philosophy:
WHAT WE DO	WHAT WE DON’T DO
Significant majority of NEO compensation is at-risk or variable based on Company and individual performance (including performance- based cash and equity awards)	No guaranteed bonuses or base salary increases
Multi-year vesting periods for equity awards	No employment contracts that guarantee continued employment of our executive officers
Multiple performance metrics for at-risk compensation	No “single trigger” change of control arrangements
Meaningful stock ownership guidelines for all executive officers and non-employee directors	No tax gross ups of executive perquisites or severance or change of control payments or benefits*
Perquisites provided to our executives are limited	No repricing, cash-out or exchange of “underwater” stock options without stockholder approval
Annual advisory vote for stockholders to approve NEO compensation	No special health, welfare or retirement plans for executive officers
Maintain a fully (100%) independent Compensation Committee	No short sales of our common stock or purchases of derivatives
Retain an independent compensation consultant to advise the Compensation Committee	No dividend payments on unearned equity awards
Annual executive compensation review (including review of compensation peer group and compensation-related risk assessment)

*
In limited instances, a tax gross up may be provided for amounts related to event-related expenses incurred by an executive officer or their spouse or guest for attendance at certain of the Company’s business events where such attendance is encouraged.

“Say-on-Pay” Vote
In May 2022, we held a stockholder advisory vote on the compensation of our NEOs. Our stockholders approved, on an advisory basis, the compensation of our NEOs, with approximately 94.5% of stockholder votes cast in favor of our “say-on-pay” resolution. In evaluating our compensation practices during fiscal 2022 and in early 2023, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our operating and organizational objectives and the enhancement of stockholder value.
As a result, the Compensation Committee retained our general approach to executive compensation, continued to apply the same general principles and philosophy as in the prior fiscal year in determining executive compensation and did not make any changes to our executive compensation program in response to the 2022 “say-on-pay” vote. The Compensation Committee will continue to consider stockholder concerns and feedback in the future. In 2017, our stockholders included their approval of the Board and management recommendation that we solicit a “say-on-pay” vote on an annual basis. Our Board has adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this Annual Meeting. In addition, as required by SEC disclosure rules, we are asking our stockholders to re-approve the frequency of future “say-on-pay” votes on an annual basis, as further described in Proposal No. 3.

Executive Compensation-Setting Process
Role of the Compensation Committee
Our Board has delegated to the Compensation Committee the responsibility for developing our compensation philosophy, establishing our executive compensation program and overseeing equity awards under our equity incentive plans. On an annual basis, the Compensation Committee approves the individual compensation packages for each of our executive officers. For additional information regarding the responsibilities of the Compensation Committee and its role in setting our 2022 executive compensation, please refer to the section above entitled “Board and Corporate Governance Matters — Information Regarding Compensation Committees of the Board of Directors — Compensation Committee.”
Role of Management
Although the Compensation Committee maintains ultimate authority over our executive officers’ compensation, the Compensation Committee considers the input and evaluations of our President and CEO, Mr. Lipps, as it relates to executive officers other than Mr. Lipps. In conjunction with the Compensation Committee’s annual review, Mr. Lipps develops cash and equity compensation proposals for each executive (other than himself) to present to the Compensation Committee for discussion and approval. Mr. Lipps does not participate in the final determination of his own compensation. In addition, from time to time, various members of management and other employees may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings.
Role of Compensation Consultant
The Compensation Committee engaged the services of Radford through May 2022 to serve as an independent advisor to the Compensation Committee to assist in reviewing the compensation of the Company’s executive officers. In May 2022, the Compensation Committee appointed Exequity LLP (“Exequity”) its independent compensation advisor. Compensation decisions made prior to June 1, 2022 were determined after considering the input of Radford, while compensation decisions made after June 1, 2022 were determined based on the input of Exequity.
For additional information regarding the engagement of Radford and Exequity as compensation consultants and their roles in setting our 2022 executive compensation, please refer to the section above entitled “Board and Corporate Governance Matters — Information Regarding Compensation Committees of the Board of Directors — Compensation Committee — Compensation Committee Processes and Procedures.”
Benchmarking
As part of its engagement, Radford worked closely with the Compensation Committee to identify comparable peer companies, provided the Compensation Committee with reports summarizing a comparison of the total compensation of our executive officers with such peer companies and provided an assessment of the specific elements of our executive compensation components in relation to the peer companies. The Compensation Committee believes benchmarking of executive compensation is crucial to maintaining compensation levels competitive with other leading technology companies with which we compete for personnel. Additionally, benchmarking provides guideposts, that the Compensation Committee uses to determine the size, mix and components of executive compensation.
Historically it has been, and continues to be, challenging to find appropriately sized industry competitors for comparison. Therefore, the Compensation Committee, with the assistance of Radford, has developed a group of comparable publicly-traded companies based on the following selection criteria that we believe provides a meaningful cross section from which to benchmark executive compensation:
•
Companies with similar revenue size to ours (i.e., approximately 0.5 times to 2.5 times our then-current trailing twelve-month revenue);

•
Companies with a similar market capitalization as ours (i.e., approximately 0.3 times to 3.0 times our 30-day average market capitalization as of a recent date);

•
Industry similarity, to the extent possible, with a primary focus on three industry subcategories that we believe are representative of portions of our business: the healthcare management and software industry, the medical equipment and supplies industry and the logistics and supply chain management and manufacturing industry (software companies are also considered and included where appropriate); and

•
Companies, to the extent reasonable, with which we believe we may compete for executive personnel.

For all decisions relating to the 2022 compensation of our NEOs (other than Mr. Manley), including the long-term equity compensation awards made in February 2022 and March 2022, the Compensation Committee utilized a report prepared by Radford in late 2021 (the “2022 Peer Group Report”). To the extent that there are statements relating to percentiles included in this Compensation Discussion and Analysis, they are intended to reference performance against peer companies as identified in the 2022 Peer Group Report. Mr. Manley was appointed Senior Vice President and Chief Legal Officer in May 2022 and his compensation levels were determined upon his appointment. In setting Mr. Manley’s compensation levels, the Compensation Committee considered market data gathered by Radford based on companies in our 2022 peer group as identified in the 2022 Peer Group Report, as well as other factors discussed below in the section entitled “Elements of Compensation and 2022 Determinations.” The companies identified for benchmark comparison in the 2022 Peer Group Report and selected by the Compensation Committee as our 2022 peer group were as follows:
2022 Peer Group
• Allscripts Healthcare Solutions, Inc.	• GoodRx Holdings, Inc.	• Masimo Corp.
• Blackbaud Inc	• Haemonetics Corporation	• MultiPlan, Inc.
• Commvault Systems, Inc.	• HealthEquity, Inc.	• Nutanix, Inc.
• CONMED Corporation	• ICU Medical, Inc.	• NuVasive, Inc.
• Evolent Health, Inc.	• Inovalon Holdings, Inc	• Pegasystems Inc.
• Globus Medical, Inc	• Manhattan Associates, Inc.	• Phreesia, Inc.
The Compensation Committee and its compensation consultants strive to maintain a consistent peer group year over year for comparability of competitive analysis. However, on a yearly basis, the peer group is reviewed and refined to take into consideration comparability of peer companies’ financial performance relative to Omnicell, as well as the acquisition of or any fundamental changes in the peer companies’ operating businesses. As part of this review process, the Compensation Committee made the following changes to the 2021 peer group in determining the 2022 peer group:
•
Removed Cantel Medical Corp. and HMS Holdings Corp., each of which was acquired in 2021;

•
Removed Cornerstone OnDemand, Inc. as it was not viewed as a strong industry/sector fit;

•
Removed Natus Medical Incorporated and NextGen Healthcare, Inc., each of which no longer matched the peer group selection criteria; and

•
Added the following companies due to: (i) being a competitor in the software-as-a service space, and/or (ii) financial profile or size comparability: GoodRx Holdings, Inc.; HealthEquity, Inc.; Multiplan, Inc.; Nutanix, Inc.; Pegasystems Inc.; and Phreesia, Inc.

As of the date of the 2022 Peer Group Report based on the 2022 peer group, our revenue registered at the 55th percentile of the companies in the peer group and our market capitalization registered at the 79th percentile of the companies in the peer group.
Elements of Compensation and 2022 Determinations
Our executive compensation program consists of three principal components: a base salary, a performance-based cash bonus plan (together with base salary, the “total cash compensation”) and long-term equity incentive compensation. The long-term equity incentive compensation is further divided into two components: RSUs that vest over time if the executive remains employed with the Company and PSUs that initially vest only upon the achievement of certain Company performance metrics and, provided those performance metrics are achieved, vest over time if the executive remains employed with the Company. We also provide our executive officers with certain other benefits including limited perquisites, severance and double trigger change of control benefits and the ability to participate in our 401(k) plan and other employee benefit plans with all other eligible employees. The philosophy underlying each of the components of compensation and the specific factors weighing on the compensation determinations for 2022 are discussed in each section below.
Cash Compensation
Overview.   The cash component of our executive compensation program serves a two-fold purpose. Base salaries are intended to provide financial stability, predictability and security of compensation for our executive officers for fulfilling their core job responsibilities, while the performance-based cash bonus plan is intended to incentivize and reward the achievement of predetermined corporate and individual short-term objectives. The Compensation Committee’s objective that provides guidance in its cash compensation decision making has been, and continues to be, for each executive officer to be able to achieve (i) approximately between the 50th and 75th percentiles for comparable positions identified in the 2022 Peer Group Report in total cash compensation, assuming achievement of each of his or her performance objectives, resulting in payment in full of the executive’s total performance-based cash bonus and (ii) approximately the 50th percentile for comparable positions identified in the 2022 Peer Group Report in base salary. In determining the level of base salary and the potential maximum performance-based bonus for each executive officer, the Compensation Committee analyzes the comparable total cash compensation metric identified in the 2022 Peer Group Report for each executive and sets the executive’s total targeted cash compensation with the goal of achieving or moving each executive toward the objective percentile for each executive in a responsible and measured manner if the executive’s current compensation is significantly different than the objective. The Compensation Committee also considers management’s financial forecasts for the upcoming fiscal year and works to establish an aggregate compensation scheme that fits within the Company’s budgetary model.
To determine the level of each component of an executive’s total cash compensation targets, the Compensation Committee first uses the prior year’s base salary as the starting point, and then looks to the applicable base salary metric in the 2022 Peer Group Report to ascertain the percentile that the prior year’s salary represents. The Compensation Committee then sets the base salary for each executive officer based on a benchmarking analysis of competitive pay practices for comparable positions identified in the 2022 Peer Group Report and certain other factors, including an executive’s historical base salary, individual performance and duties and responsibilities and position in the Company, with a view toward targeting base salary compensation at the 50th percentile as compared to the peer group. Once the base salary determination is made, the Compensation Committee then determines each executive’s performance-based bonus target (as a percentage of his or her base salary), taking into consideration a benchmarking analysis of competitive pay practices for comparable positions identified in the 2022 Peer Group Report, with a view toward maintaining consistent bonus percentages among the Company’s executive officers and targeting total cash compensation between the 50th and 75th percentiles for each executive officer as compared to the peer group. The Compensation Committee determined the base salary for Mr. Manley, who was appointed Senior Vice President and Chief Legal Officer in May 2022, taking into consideration various factors including market data gathered by Radford for comparable positions based on our 2022 peer group, the scope of Mr. Manley’s role, his qualifications and prior experience, other input provided by Radford and the recommendation of our CEO. In addition, in connection with Mr. Johnston’s retirement from the Company, Ms. Mellon was appointed Chief Administrative and People Officer, effective as of June 1, 2022, and in light of Ms. Mellon’s appointment and the increased scope, responsibilities and duties of such role, the Compensation Committee approved an additional 15% increase in Ms. Mellon’s 2022 annual base salary effective in June 2022.
2022 Base Salary and Total Cash Compensation Determination.   In determining targeted total cash compensation for 2022, the Compensation Committee used its objective of base salary compensation at the 50th percentile as guidance, and targeting total cash compensation between the 50th and 75th percentiles, including performance-based cash compensation elements, in each case as compared to the peer group.

The table below sets forth, for each then-serving NEO, 2022 base salary and the targeted total cash compensation approved by the Compensation Committee in February 2022, the corresponding percentile that such targeted total cash compensation represented in comparison to peer companies identified in the 2022 Peer Group Report, and the percentage increase such approved 2022 targeted total cash compensation represented from the 2021 targeted total cash compensation that was approved.
Named Executive Officer	2022 Base Salary(1) ($)	2022 Base Salary Percentile to Peer Group	2022 Targeted Total Cash Compensation(1) ($)	2022 Targeted Total Cash Percentile to Peer Group	2021 Targeted Total Cash Compensation ($)(2)	2021 Targeted Total Cash Percentile to Peer Group	Percentage Increase from 2021 Targeted Total Cash(3)
Randall A. Lipps	813,100	50th – 75th	1,829,475	50th – 75th	1,793,475	75th	2.0%
Peter J. Kuipers	472,800	50th – 75th	898,329	>75th	880,650	>75th	2.0%
Scott P. Seidelmann	457,100	50th – 75th	868,490	>75th	851,390	>75th	2.0%
Christine Mellon(4)	400,000	<50th	760,000	50th – 75th	646,000	>75th	17.6%(5)
Dan S. Johnston(6)	392,700	50th – 75th	746,130	>75th	731,500	>75th	2.0%

(1)
2022 base salary and 2022 targeted total cash compensation refer to an executive officer’s annualized salary and incentive target effective July 2022 (June 6, 2022 for Ms. Mellon), assuming, in the case of 2022 targeted total cash compensation, achievement of 100% of an executive officer’s Individual Targets (as defined below) and the achievement of the Corporate Threshold Targets (as defined below).

(2)
2021 targeted total cash compensation refers to an executive officer’s annualized salary and incentive target approved by the Compensation Committee in February 2021 that became effective July 5, 2021, assuming, in the case of 2021 targeted total cash compensation, achievement of 100% of an executive officer’s Individual Targets (as defined below) and the achievement of the Corporate Threshold Targets (as defined below).

(3)
The Compensation Committee determined targeted total cash increases for 2022 for the then-serving NEOs based on the benchmarking study performed by Radford in the fall of 2021.

(4)
Ms. Mellon joined the Company in February 2021, and was not eligible for a bonus under the 2010 Bonus Plan (as defined below) for the first quarter of 2021. However, for comparative purposes, Ms. Mellon’s targeted total cash compensation is calculated assuming she was eligible for bonuses under the 2010 Bonus Plan for the full year of 2021.

(5)
In connection with Mr. Johnston’s retirement from the Company, Ms. Mellon was appointed Chief Administrative and People Officer, effective as of June 1, 2022. In light of Ms. Mellon’s appointment and the increased scope, responsibilities and duties of such role, the Compensation Committee approved an additional 15% increase in Ms. Mellon’s 2022 Annual Base Salary effective June 2022.

(6)
As previously disclosed, Mr. Johnston retired from the Company effective July 2, 2022.

Performance-Based Bonus.   The second component of cash compensation for our executive officers is a quarterly performance-based bonus, which is intended to be a substantial component of our executives’ cash compensation. The Compensation Committee determines each executive officer’s performance-based bonus target (as a percentage of his or her base salary), taking into consideration a benchmarking analysis of competitive pay practices for comparable positions identified in the 2022 Peer Group Report, with a view towards maintaining consistent bonus percentages amongst the Company’s executive officers and targeting total cash compensation between the 50th and 75th percentiles for each executive officer as compared to the peer group. The performance-based bonus target percentages for 2022 remained the same as those determined by the Compensation Committee for 2021.
The Compensation Committee continued to use the bonus plan established in March 2010 (the “2010 Bonus Plan”) to determine the performance-based bonuses for 2022. Under the 2010 Bonus Plan, the Company maintained its quarterly threshold target provision, under which the Company had to meet a certain threshold strategic financial performance criterion set by the Compensation Committee for an executive to earn any cash bonus (the “Corporate Threshold Target”) for a particular quarter. Failure to meet the Corporate Threshold Target results in forfeiture of any bonus for the quarter. Upon successful achievement of the Corporate Threshold Targets in a given quarter, the executive was then eligible to receive his or her individual bonus amounts, derived as a percentage of his or her quarterly salary, based on such executive’s achievement of his or her individual objectives (“Individual Targets”). Failure to meet an Individual Target results in forfeiture of the percentage of cash bonus associated with the Individual Target.
Generally, the Corporate Threshold Target and Individual Targets are binary performance measures such that either the measures are met and an executive is eligible for 100% of his or her cash bonus amount or if either the Corporate Threshold Target or an Individual Target is not met the executive will not receive a cash bonus amount. For the first, second, third and fourth quarters of 2022, if the applicable Corporate Threshold Target was met and all of a participant’s Individual Targets were achieved, the executive would receive 100% of his or her eligible cash bonus amount (the “Incentive Target”) for the quarter. If the Corporate Threshold Target was not met for the quarter, the executive was ineligible for a cash bonus. However, in the third quarter of 2022, in light of the previously disclosed cybersecurity event experienced by the Company in May 2022, recognizing the impact of (i) delayed invoicing, which affected the timing of cash collections, and (ii) delayed customer implementations, which affected revenues, and in an effort to reflect the Company’s focus on restoring the Company’s critical information technology systems, the Compensation Committee adopted certain adjusted/reduced performance thresholds that if achieved would have resulted in a partial payout under the 2010 Bonus Plan. Similarly, if an executive failed to meet an Individual Target the executive was ineligible for the percentage of cash bonus associated with that Individual Target (for example, if an executive had four Individual Targets for a given quarter that were equally weighted (i.e., each Individual Target was worth 25% of the Incentive Target), if an executive failed to meet one Individual Target but met the other three Individual Targets, the executive would be eligible to receive only 75% of the Incentive Target). In addition, the 2010 Bonus Plan allows the Compensation Committee to set additional threshold or overachievement bonus payment criteria to reward executives for particularly high company performance or for the achievement of specified financial target(s) that are of strategic importance to the Company (the “Strategic Goals”), which are typically set in the first quarter of the fiscal year.
2022 Performance Metrics.   For each of the first, second and fourth quarters of 2022, the Compensation Committee set one Corporate Threshold Target that consisted of one performance criterion based on the Company achieving a quarterly profit amount. This was set at the minimum profit required to meet the cash equivalent of that quarter’s desired earnings per share target (the “Profit Target”). The Profit Target for the first, second and fourth quarters of 2022 represented the year-to-date target through the end of the first, second and fourth quarters of 2022, respectively. In the third quarter of 2022, in light of the previously disclosed cybersecurity event experienced by the Company in May 2022 and for the reasons disclosed above, the Compensation Committee adopted a Profit Target representing the year-to-date target through the end of third quarter of 2022, as well as certain adjusted/reduced performance thresholds representing a percentage of the Profit Target (i.e., 98%, 96% or 94% of the Profit Target), that if achieved would have resulted in a partial payout under the 2010 Bonus Plan.
The Compensation Committee also determined that, regardless of whether the Annual Profit Threshold was met, an overachievement bonus would be payable to each NEO if the Company met certain overachievement metrics set by the Compensation Committee relating to (i) publicly reported annual product bookings (the “Product Bookings Overachievement Target”), (ii) annual advanced services bookings (the “Advanced Services Bookings Overachievement Target”) and (iii) annual advanced services recurring revenue (the “Advanced Services Recurring Revenue Overachievement Target”). The overachievement potential payments would be based on the percentage of overachievement and would apply that percentage to the amount of each NEO’s Incentive Target for the full year of 2022, as more specifically set forth in the table below, with a 50% weighting on the Bookings Overachievement Target and 25% weighting on each of the Advanced Services Bookings Overachievement Target and Advanced Services Recurring Revenue Overachievement Target. The Compensation Committee further determined that, regardless of whether the Annual Profit Threshold was met, a separate overachievement bonus would be payable to each NEO based on the number of strategic acquisitions entered into by the Company during fiscal 2022 on or before December 31, 2022 (the “Strategic Acquisitions Target”), with the applicable overachievement percentage being applied to each NEO’s Incentive Target for the full year of 2022, as more specifically set forth in the table below.

Overachievement Target	Threshold	Overachievement Percentage
Bookings Overachievement Target(1):
First Bookings Overachievement Target (Threshold)	Annual reported bookings = $1,416,000,000	Additional 7.5% of Incentive Target
Final Bookings Overachievement Target (Maximum)	Annual reported bookings = $1,461,000,000	Additional 30% of Incentive Target
Advanced Services Bookings Overachievement Target(2):
First Advanced Services Bookings Overachievement Target (Threshold)	Annual bookings = $393,000,000	Additional 2.5% of Incentive Target
Final Advanced Services Bookings Overachievement Target (Maximum)	Annual bookings = $418,000,000	Additional 15% of Incentive Target
Advanced Services Recurring Revenue Overachievement Target(3)
First Advanced Services Recurring Revenue Overachievement Target (Threshold)	Annual Advanced Services recurring revenue = $218,000,000	Additional 5% of Incentive Target
Final Advanced Services Recurring Revenue Overachievement Target (Maximum)	Annual Advanced Services recurring revenue = $228,000,000	Additional 15% of Incentive Target
Strategic Acquisitions Target:	Number of strategic acquisitions entered into on or before December 31, 2022:
First Strategic Acquisitions Target	One (1)	Additional 10% of Incentive Target
Second Strategic Acquisitions Target	Two (2)	Additional 20% of Incentive Target

(1)
For each incremental $1,000,000 of annual reported bookings in excess of $1,416,000,000, the Bookings Overachievement Percentage is increased by an additional .50% of Incentive Target, up to a maximum Bookings Overachievement Percentage of 30% of each NEO’s Incentive Target.

(2)
For each incremental $1,000,000 of bookings in excess of $393,000,000, the Advance Services Bookings Overachievement Percentage is increased by an additional .50% of Incentive Target, up to a maximum Advanced Services Bookings Overachievement Percentage of 15% of each NEO’s Incentive Target.

(3)
For each incremental $1,000,000 of recurring revenue in excess of $218,000,000, the Advanced Services Recurring Revenue Overachievement Percentage is increased by an additional 1.0% of Incentive Target, up to a maximum Advanced Services Bookings Overachievement Percentage of 15% of each NEO’s Incentive Target.

2022 Targets and Bonus Determination
Corporate Threshold Targets.   The Compensation Committee established the Corporate Threshold Targets on a quarterly basis, and such targets were intended to incent the executive officers to achieve results that were consistent with the Company’s board-approved financial plan. The actual amount of each target was set by the Compensation Committee based on a combination of the input of management, historical quarterly results, the Company’s desired growth, financial forecasts and analyst expectations. The following table sets forth the quarterly Corporate Threshold Targets applicable to the NEOs for 2022:
Corporate Threshold Targets	Quarter 1	Quarter 2	Quarter 3	Quarter 4
Quarterly Profit Target(1)	$40,600,000	$90,700,000	$150,100,000	—
Reduced/Adjusted Profit Targets(2)
98% of Quarterly Profit Target			$147,100,000
96% of Quarterly Profit Target			$144,100,000
94% of Quarterly Profit Target			$141,100,000
Annual Profit Threshold Target(1)	—	—	—	$220,700,000

(1)
The Quarterly Profit Target and the Annual Profit Threshold Target represented the minimum profit required to meet the cash equivalent of that quarter’s desired earnings per share target based on non-GAAP net income excluding share-based compensation expenses pursuant to ASC Topic 718, amortization of intangible assets as determined pursuant to ASC Topic 805 “Business Combinations” (“ASC Topic 805”) and other items that the Compensation Committee determined were unusual, non-recurring or not reflective of normal operations. The Annual Profit Target represented the year-to-date target through the end of the fourth quarter of 2022.

(2)
In third quarter of 2022, in light of the previously disclosed cybersecurity event experienced by the Company in May 2022, recognizing the impact of (i) delayed invoicing, which affected the timing of cash collections and (ii) delayed customer implementations, which affected revenues, and in an effort to reflect the Company’s focus on restoring the Company’s critical information technology systems, the Compensation Committee adopted a Quarterly Profit Target representing the year-to-date target through the end of third quarter of 2022, as well as certain adjusted/reduced performance thresholds representing a percentage of the Quarterly Profit Target, that if achieved would have resulted in a partial payout.

The Compensation Committee determined that the actual profit achieved by the Company for the each of the first and second quarters of 2022 met or exceeded the applicable Quarterly Profit Target set by the Compensation Committee in the respective quarters. For the third quarter of 2022, the Compensation Committee determined that neither the Quarterly Profit Target nor any of the Reduced/Adjusted Profit Targets was met. For fourth quarter of 2022, the Compensation Committee determined that the actual profit achieved by the Company for 2022 did not meet the Annual Profit Threshold Target. The Compensation Committee further determined that the Company did not meet any of the First Bookings Overachievement, First Advanced Services Bookings Overachievement, First Advanced Services Recurring Revenue Overachievement or Strategic Acquisition Targets in the fourth quarter of 2022 and therefore the NEOs would not receive any overachievement bonus payments. As a result, the NEOs did not receive any overachievement bonus payments.
The Compensation Committee determined achievement of the Quarterly Profit Target and Annual Profit Threshold Target against non-GAAP net income, which excludes share-based compensation expenses pursuant to ASC Topic 718, amortization of intangible assets determined pursuant to ASC Topic 805 and other items that the Compensation Committee determined were unusual, non-recurring and not reflective of normal operations. The Company’s quarterly unaudited financial statements for each quarter of 2022 were the basis for measuring the level of earnings per share to determine the achievement of the Quarterly Profit Target (or Reduced/Adjusted Profit Targets for third quarter 2022). The Company’s year-end financial statements for 2022 were the basis for measuring the level of profit required to meet the cash equivalent of the Company’s desired earnings per share target to determine the achievement of the Annual Profit Threshold Target.
The Compensation Committee continues to feel that the “threshold performance gate” structure better emphasizes its desire to motivate individual performance, while retaining the Company’s financial performance as paramount and the primary focus of each executive’s efforts.
Individual Targets.   For each quarter of 2022, the Compensation Committee established Individual Targets for each NEO and determined achievement of such targets. The Individual Targets are designed to encourage progress in, and create a strong incentive for, the executive to excel in areas that are primarily within their control, while emphasizing the importance of the Company’s success by requiring achievement of the Corporate Threshold Targets (or Reduced/Adjusted Profit Targets) before bonus eligibility.
In 2022, the quarterly Individual Targets for our NEOs, other than Mr. Lipps, included objectives in the following areas and varied by individual:
•
Sales Objectives — bookings and other internal financial measurements;

•
Operating Objectives — environmental, social, governance, quality and compliance enhancements and related trainings and reporting strategies, Board-related corporate governance initiatives, implementation of information technology tools, information security and cybersecurity improvements, quarterly spending at or below departmental budget, completion of objectives by those directly reporting to the officer, organizational changes, improvement of internal departmental processes and talent recruitment and development, cost reduction initiatives and planning initiatives in response to the COVID-19 pandemic;

•
Strategic Objectives — development of short and long-term business objectives, models and strategies, sales, marketing and customer experience initiatives, stockholder outreach initiatives, evaluation of possible acquisition targets, strategic relationships and international planning and product development objectives; and

•
Corporate Scorecard — the Company has implemented a Corporate Scorecard, which outlines company-wide goals in four areas (people success, customer success, operational and product success, and financial success). The Corporate Scorecard accounted for between 30% and 50% of each NEO’s (including Mr. Lipps) potential bonus during the first, second and third quarters of 2022, which the Compensation Committee believes appropriately reflects an emphasis on achieving broad Company-wide results by all NEOs. The Corporate Scorecard required that a 90% rating be achieved for there to be any payout on this quarterly Individual Target.

Each NEO, other than Mr. Lipps, generally has, on a quarterly basis, approximately three to five Individual Targets, relating to a variety of objectives, which are approved by the Compensation Committee. Each Individual Target is given a percentage weighting such that achievement of all Individual Targets corresponds to 100% achievement of the Incentive Target. As originally set, for executives other than Mr. Lipps, each Individual Target is generally weighted between 25% and 50% of that quarter’s total Incentive Target.
With respect to Mr. Lipps, 25% of his potential bonus in each of the first, second and third quarters of 2022 was conditioned on his direct reports’ achievement of each of their Individual Targets. The Compensation Committee structured Mr. Lipps’ performance bonus in this manner so as to place an emphasis on effectively managing and leading the executive team, while maintaining the importance of the Company’s financial success as the threshold performance gate. The remaining portion of Mr. Lipps’ Individual Targets included operating and/or strategic objectives in the same areas as those set for other NEOs, including the Corporate Scorecard, as described above.
The following table sets forth the percentages of the Individual Targets achieved in each quarter of 2022, as well as the actual cash bonus earned by each participating NEO based on achievement of the Individual Targets in each quarter of 2022:
	Percentage of Individual Targets Achieved				Cash Bonus for Achievement of Individual Targets(1)
Named Executive Officer	First Quarter (%)	Second Quarter (%)	Third Quarter (%)	Fourth Quarter (%)	First Quarter ($)	Second Quarter ($)	Third Quarter ($)(2)	Fourth Quarter ($)(2)
Randall A. Lipps	99%	50	50	100	225,334	124,306	0	0
Peter J. Kuipers	100	50	50	100	96,265	56,155	0	0
Scott P. Seidelmann	100	50	50	100	93,067	54,289	0	0
Christine Mellon	100	50	50	100	70,615	42,231	0	0
Dan S. Johnson(4)	100	50	N/A	N/A	79,962	46,644	N/A	N/A

(1)
The table reflects cash bonuses earned, but not paid, in each quarter of 2022. Cash bonuses under the 2010 Bonus Plan are typically paid in the quarter following the quarter in which the bonus is earned.

(2)
No cash bonus was achieved as the Quarterly Profit Target, Reduced/Adjusted Profit Targets or Annual Profit Threshold Target, as applicable, was not met.

(3)
Mr. Johnston retired from his position with the Company effective July 2, 2022 and as such was not eligible for a bonus in the third or fourth quarter 2022.

Overachievement Bonus.   The Compensation Committee determined that the Company did not meet any of the First Bookings Overachievement, First Advanced Services Bookings Overachievement, First Advanced Services Recurring Revenue Overachievement or Strategic Acquisition Targets in the fourth quarter of 2022. As a result, the NEOs did not receive any overachievement bonus payments.
Total Cash Bonuses Earned.   The following table sets forth, for each participating NEO, the Incentive Target, earned incentive bonuses, the percentage of total Incentive Target earned and the total cash bonus earned (including overachievement bonus payments) for 2022:
Named Executive Officer	2022 Incentive Target(1) ($)	Total Cash Bonus Earned for Achievement of Individual Targets ($)	% of Total 2022 Incentive Target Earned (%)	Total Cash Bonus Earned(2) ($)
Randall A. Lipps	1,005,606	349,640(3)	35	349,640(3)
Peter J. Kuipers	421,013	152,420	36	152,420
Scott P. Seidelmann	407,029	147,356	36	147,356
Christine Mellon	335,077	112,846	34	112,846
Dan S. Johnston(4)	173,250	126,606	73	126,606

(1)
The amounts contained in this table differ from the amounts as set forth in “Grant of Plan-Based Awards in Fiscal 2022” below due to portions of the 2022 Incentive Targets for the first and second quarters of 2022 for each NEO being based on the NEO’s annual base salary for 2021.

(2)
The total cash bonus earned includes the cash bonus, if any, earned from achievement of Corporate Threshold Targets and Individual Targets. As previously disclosed, our NEOs did not earn any overachievement bonus in fiscal 2022.

(3)
In connection with the bonus achieved by Mr. Lipps for second quarter 2022, the Compensation Committee exercised negative discretion and reduced Mr. Lipps bonus payout by $9,821, reflecting the amount of inadvertent prior overpayments of Mr. Lipps’ second quarter 2021 and first quarter 2022 bonus payouts.

(4)
Mr. Johnston retired from his position with the Company, effective July 2, 2022.

Equity Compensation
Overview.   Long-term equity-based compensation is intended to incentivize and retain our executive officers through the tying of our long-term financial performance to the executive officer’s financial success using a mix of time-based vesting and performance-based vesting. We believe that the combination of both time-based vesting and performance-based vesting, with shared financial success are long-term incentives that motivate our executive officers to grow revenues and earnings, enhance stockholder value and align the interests of our stockholders and executives over the long-term. Equity-based compensation is awarded in two components: (i) RSUs that vest over time if the executive remains employed with the Company and (ii) PSUs that initially vest only upon the achievement of the Company TSR index performance metric noted above, and provided those performance metrics are achieved, thereafter vest over time if the executive remains employed with the Company.
Upon commencement of employment or appointment, executives generally are awarded initial time-based equity grants carrying a service-based vesting condition, with the shares generally vesting semi-annually in eight equal increments over four years. On an annual basis, the Compensation Committee makes an assessment as to the size and type of additional equity awards, if any, to be given to each executive officer. PSUs are intended to provide the most substantial incentive to our executive officers to improve Company performance and to positively affect stock value, while RSUs provide an element of long-term incentive that has greater retention value in a flat or down market. Annual awards generally vest over four years as follows: (i) semi-annually over four years in the case of service-based RSUs and (ii) 25% immediately on the date that the Compensation Committee formally certifies the Company’s performance and achievement of related performance metrics, with the remaining earned award vesting in six equal increments semi-annually over the subsequent three-year period in the case of PSUs. The size of the initial grant and the annual grants are determined by the Compensation Committee based upon factors including:
•
competitive equity compensation practices for comparable positions identified in the 2022 Peer Group Report;

•
the executive’s level of responsibility and duties;

•
comparison to grant levels of other executive officers;

•
individual executive officer performance;

•
corporate performance;

•
the executive’s prior experience, experience within his or her specific job and breadth of knowledge; and

•
corporate objectives for share-based compensation charges and earnings dilution.

On an annual basis, management and the Compensation Committee establish a maximum aggregate share-based compensation expense for the executive awards, taking into consideration anticipated share-based compensation expenses for equity grants to other employees. The Compensation Committee balances this percentile objective with its commitment to stay within management’s share-based expense objective in finalizing the aggregate and individual awards. In determining equity compensation for the executive officers, the Compensation Committee reviews the equity compensation grants over a three-year period against a three-year rolling benchmark identified in the 2022 Peer Group Report with an objective of making awards between the 50th and 75th percentiles (on a value basis) over the three-year period.
In addition to the factors discussed above, with respect to the size of the awards on a year-over-year basis, the Compensation Committee also takes into consideration the following factors when determining the size and mix of the equity grants:
•
the combined size of the awards over a three-year period;

•
the effect of the awards on dilution;

•
our total equity compensation costs relative to total expenses; and

•
competitive equity compensation practices for comparable positions identified in the 2022 Peer Group Report.

2022 Equity Awards.   In February 2022 and March 2022 (May 2022 for Mr. Manley), the Compensation Committee approved executive equity grants with approximately 50% of the grants subject to performance-based vesting and 50% subject to time-based vesting for our NEOs, to further align pay with market factors, reinforce a focus on performance metrics and increase retentive compensation.
As in past years when setting the level of grants, the Compensation Committee took into consideration, to the extent applicable, corporate performance and individual contributions in 2021. The Compensation Committee also reviewed, assessed and took into consideration competitive equity compensation practices for comparable positions identified in the 2022 Peer Group Report. This input, and the Compensation Committee’s desire to maintain equity compensation expense within management’s established objective, resulted in the Compensation Committee setting a benchmark percentile for our total equity awards of between the 50th and 75th percentile as compared to the peer group in the Radford Report, including performance-based equity compensation elements.

With respect to our NEOs, the Compensation Committee set ratios for 2022 equity awards of approximately 50% PSUs and 50% RSUs. The ratio of time-based and performance-based vesting was set based on the targeted award size, the retention and incentive aspects of each type of award as well as an analysis of competitive market trends amongst our peer group. For our CEO, the ratio of RSUs and PSUs was generally based on an estimation of the value determined utilizing the closing price of our common stock on the grant date. However, the actual numbers of PSUs and RSUs was set based on the grant date fair value, and a trailing average of the closing price of the Company’s common stock on the Nasdaq Global Select Market for the 20 trading days immediately prior to the grant date (the “Conversion Price”), dividing the grant date fair value by the Conversion Price, respectively. As a result, based on the application of ASC Topic 718, the amounts reported for our NEOs in the 2022 Summary Compensation Table below deviate from the targeted value approved by the Compensation Committee.
At the time of grant, in granting the various equity awards to our NEOs, the Compensation Committee used the following values to determine the number of shares subject to each award and, as applicable, the ratio among the various awards: (i) for RSUs, the average closing price of our common stock as quoted on the Nasdaq Global Select Market for the 20 trading days immediately prior to the grant date was $150.18, and (ii) with respect to our NEOs (other than our CEO), the value for one PSU share using Monte Carlo methodology was $153.62. For example, based on the framework described above, if the Compensation Committee were to recommend granting $1,000,000 in base grant equity value to an NEO (other than our CEO), the executive would be granted approximately 3,329 RSUs (or $1,000,000 times 50% divided by $150.18) and approximately 3,255 PSUs (or $1,000,000 times 50% divided by $153.62). This is reflected in the table below setting forth our 2022 equity award grants.
The 2022 Summary Compensation Table below reflects the grant date fair values of the various awards granted to each NEO calculated in accordance with ASC Topic 718 as follows: (i) the closing price of our common stock was $133.83, the value used to determine the grant date fair value of each RSU, and (ii) the value for one PSU share using Monte Carlo methodology was $153.62.
The following table sets forth the equity awards granted by the Compensation Committee under the 2009 Equity Incentive Plan to our NEOs in February 2022 (RSUs) and March 2022 (PSUs) (February 2022 with respect to Mr. Lipps):
Named Executive Officer	Number of RSUs(1)	Number of PSUs(2)
Randall A. Lipps	23,305	23,305
Peter J. Kuipers	9,988	9,764
Scott P. Seidelmann	9,988	9,764
Christine M. Mellon	4,994	4,882
Dan S. Johnston	4,994	4,882

(1)
RSUs were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the RSU grant vest as to 1/8th of the shares in equal semi-annual installments over four years commencing on June 15, 2022. Vesting is contingent upon continued service.

(2)
PSUs were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the PSU grant vest according to the description set forth in “Performance-Based Restricted Stock Unit Awards” below. Because the Company’s total stockholder return was approximately at the 29th percentile of the Index, none of the target number of shares subject to the awards granted are eligible for vesting. Based on this, our NEOs did not earn any of the 2022 PSUs.

Performance-Based Restricted Stock Unit Awards.   The number of PSUs that vest at the end of the performance period depends on the percentile ranking of the total shareholder return for Omnicell stock over the performance period relative to the total shareholder return of each of the other companies in the NASDAQ Health Care Index. Stock price appreciation is calculated based on the trailing 20-day average stock price just prior to the first trading day of March in the grant year, compared to the trailing 20-day average stock price just prior to the first trading day of March in the year subsequent to the grant year.

The following table shows the percent of PSU awards eligible for further time-based vesting based on our percentile placement:
Percentile Placement of Our Total Stockholder Return	Percentage of Target PSUs Awarded
Below the 35th percentile	0%
At or above the 35th percentile, but below the 50th percentile	50 – 99%
At or above the 50th percentile, but below the 90th percentile	100 – 199%
At or above the 90th percentile	200%
On March 6, 2023, the Compensation Committee calculated that the Company’s total stockholder return based on the calculations above was at approximately the 29th percentile of the Index. Therefore, none of the target shares subject to the PSUs granted in March 2022 (May 2022 for Mr. Manley) are eligible for vesting and the 2022 PSUs were forfeited.
Employment Arrangements.
Each of our executive officers is an “at-will employee.” We have entered into written employment agreements with our NEOs other than Mr. Lipps. The primary elements covered in these employment agreements include: initial base salary, equity awards, eligibility to participate in the quarterly executive bonus plan, and inclusion in the executive change of control plan, as well as providing for certain severance benefits as further described under the section titled “Severance and Change of Control Arrangements.”
Mr. Manley joined Omnicell in April 2021 as Vice President and General Counsel. He subsequently was appointed Senior Vice President and Chief Legal Officer and entered into an employment agreement with Omnicell effective May 11, 2022. The Compensation Committee determined the annual base salary, performance-based bonus target and long-term equity incentive compensation for Mr. Manley, taking into consideration various factors, including market data gathered by Radford for comparable positions based on our 2022 peer group, the scope of Mr. Manley’s role, his qualifications and prior experience, other input provided by Radford and the recommendation of our CEO. The primary elements covered in Mr. Manley’s employment agreement include: a base salary of $360,000; an equity award with a targeted grant date fair value of $900,000 composed of: (i) RSUs (50%) (4,012 RSUs using the average closing price of our common stock as quoted on the Nasdaq Global Select Market for the 20 trading days immediately prior to the grant date of $112.17) that vest in equal increments every six months on June 15 and December 15 over a four-year vesting period and (ii) PSUs (50%) (3,640 PSUs reflecting the value for one PSU share using Monte Carlo methodology of $123.64), in an effort to focus on performance metrics and increase retentive compensation, 25% of the earned PSUs, if any, vest immediately on the date that the Compensation Committee formally certifies the Company’s performance and achievement of related performance metrics, as described above, and the remaining earned award, if any, vests in six equal increments semi-annually over the subsequent three-year period; eligibility to participate in the Company’s quarterly executive bonus plan; and inclusion in the executive change of control plan. Mr. Manley’s employment agreement also provides for certain severance benefits, as described under the section titled “Severance and Change of Control Arrangements.” For 2022, Mr. Manley received a bonus of $47,635 as a bonus under the Company’s bonus program, as disclosed in the 2022 Summary Compensation Table.
In connection with Mr. Kuipers’ departure as noted above, it is expected that the Company and Mr. Kuipers will enter into a separation agreement, the material terms of which have not been finalized as of the date of this proxy statement.

Other Benefits and Compensation Practices.
Director and Executive Officer Stock Ownership Guidelines.   Effective May 18, 2022, we adopted amendments to our Stock Ownership Guidelines for all Board members and executive officers. Pursuant to the guidelines, each Board member and executive officer should beneficially own not less than the following amount of our common stock (as a multiple of their respective compensation):
Board Members	5x annual cash retainer (increased from 3x)
Chief Executive Officer	6x annual base salary (increased from 3x)
Other Executive Officers	3x annual base salary (increased from 1x)
Individuals have five years from becoming subject to these guidelines to attain the ownership levels. If an individual becomes subject to a greater ownership amount, due to a promotion or an increase in base salary or due to revisions to these guidelines, the individual is expected to meet such higher ownership amount within the later of the original period or three years from the effective date of the promotion, base salary change or revision.
As of May 2022, each of our then-serving named executive officers satisfied our stock ownership guidelines. Mr. Manley was appointed Senior Vice President and Chief Legal Officer in May 2022 and has until May 2027 to meet the stock ownership requirements.
Severance and Change of Control Benefits.   Our executive officers are entitled to certain severance and double-trigger change of control benefits pursuant to our 2006 Executive Change of Control Benefit Plan and 2007 Severance Benefit Plan. The terms of the 2006 Executive Change of Control Benefit Plan and the 2007 Severance Benefit Plan are described in more detail below in the sections entitled “Severance and Change of Control Arrangements” and “Potential Payments Upon Termination or Change of Control.”
Other Benefits.   We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our executive officers with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental insurance, supplemental life insurance, short- and long-term disability and a 401(k) plan.
Perquisites.   The Compensation Committee believes that perquisites and other personal benefits should be modest and reasonable and consistent with our desire to enhance the executive’s work effectiveness and to otherwise facilitate a balance of his or her personal and work requirement trade-offs. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the executive officers. We provide each executive officer with an annual perquisite allowance of $6,000, or in the case of Mr. Lipps, an annual allowance of $40,000. The allowance may be used by the executive officer in his or her discretion for cybersecurity protection, health club memberships, or any other appropriate perquisite, and will not be grossed up for tax purposes. In addition, we pay up to $16,000 per year for each executive officer (excluding Mr. Lipps) for comprehensive financial counseling and tax planning services. We believe that a perquisite allowance and provision of comprehensive financial counseling and tax planning services allows us to maintain the competitiveness of our compensation package and allows our executive officers to better focus on running the business. By not adding these perquisites to salary, we do not increase our bonus payouts, cost of severance or other elements of pay.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
COMPENSATION COMMITTEE
Joanne B. Bauer, Chair
Vance B. Moore
Mark W. Parrish

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows compensation awarded to, paid to or earned by the NEOs for the fiscal years ended December 31, 2022 and, to the extent required by SEC disclosure rules, 2021 and 2020:
2022 SUMMARY COMPENSATION TABLE
Named Executive Officer	Year	Salary ($)	Bonus	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Randall A. Lipps Chairman, President and Chief Executive Officer	2022	804,485	—	6,699,022	—	349,640	49,250(4)	7,902,397
	2021	768,123	—	6,001,550	—	1,624,740	43,000	8,437,413
	2020	721,000	—	3,527,148	2,523,671	1,216,689	40,000	8,028,508
Peter J. Kuipers Executive Vice President, Chief Financial Officer	2022	467,792	—	2,836,640	—	152,420	73,861(5)	3,530,713
	2021	455,654	—	2,999,987	—	697,151	23,334	4,176,126
	2020	435,000	—	1,088,241	719,356	528,526	—	2,771,123
Scott P. Seidelmann Executive Vice President, Chief Commercial Officer	2022	452,254	—	2,836,640	—	147,356	66,267(5)	3,502,517
	2021	440,469	35,000	2,999,987	—	673,918	19,959	4,169,333
	2020	420,000	—	1,088,241	719,356	510,300	81,000	2,818,897
Christine Mellon Executive Vice President, Chief Administrative & People Officer	2022	372,308	—	1,418,320	—	112,846	46,212(5)	1,949,686
	2021	281,154	17,654	1,999,901	—	412,513	20,125	2,731,347
Corey J. Manley(3) Senior Vice President, Chief Legal Officer	2022	330,385	—	886,997	—	47,635	38,000(6)	1,303,017
Dan S. Johnston former, Executive Vice President, Chief Legal and Administrative Officer	2022	207,308	—	1,418,320	—	126,606	66,325(7)	1,818,559
	2021	373,654	—	1,499,993	—	549,580	23,334	2,446,561
	2020	350,000	—	725,527	479,524	425,250	—	1,980,301

(1)
The dollar amounts represent the grant date fair values of restricted stock units calculated in accordance with ASC Topic 718 using (i) the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based RSUs, (ii) a Monte Carlo simulation model applying a multiple awards approach for PSUs, and (iii) with respect to option awards, the assumptions outlined in the Notes to Omnicell’s consolidated financial statements included in its Annual Report on Form 10-K for the years ended December 31, 2022, 2021 and 2020. Under ASC Topic 718, the vesting condition related to the PSUs is considered a market condition and not a performance condition. Accordingly, there is no other grant date fair value other than as reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition.

(2)
The amounts set forth in this column for 2022 reflect the compensation earned by the NEOs for the year ended December 31, 2022 under the 2010 Bonus Plan, including amounts, if any, earned as overachievement bonus payments each as further described in the Compensation Discussion and Analysis section set forth above.

(3)
Mr. Manley was appointed Senior Vice President, Chief Legal Officer in May of 2022.

(4)
Consists of a $40,000 annual perquisite allowance paid to Mr. Lipps, as described above, as well as an employer 401(k) match and a tax gross up of approximately $6,250 incurred in connection with our executive officer and their spouse’s or guest’s attendance at certain of the Company’s business events related to commercial air travel, meals, activities and any other incidental event-related expenses.
(5)
Consists of an annual perquisite allowance and fees paid for comprehensive financial counseling and tax planning services, each as described above, an employer 401(k) match and certain incremental costs (which includes a tax gross up of approximately $31,355 — Mr. Kuipers; $26,911 — Mr. Seidelmann; and $6,506 — Ms. Mellon) incurred in connection with our executive officer and their spouse’s or guest’s attendance at certain of the Company’s business events related to commercial air travel, meals, activities and any other incidental event-related expenses.

(6)
Consists of an annual perquisite allowance, as described above, an employer 401(k) match and certain incremental costs (which includes a tax gross up of approximately $17,598) incurred in connection with our executive officer and their spouse’s or guest’s attendance at certain of the Company’s business events related to commercial air travel, meals, activities and any other incidental event-related expenses.

(7)
Consists of an annual perquisite allowance and fees paid for comprehensive financial counseling and tax planning services, each as described above, as well as an employer 401(k) match, certain incremental costs (which includes a tax gross up of approximately $475) incurred in connection with our executive officer and their spouse’s or guest’s attendance at certain of the Company’s business events related to commercial air travel, meals, activities and any other incidental event-related expenses, $9,332 paid by the Company in connection with Mr. Johnston’s continued participation in certain of the Company’s medical benefit plans after his retirement and separation from service with the Company, and $30,000 paid by the Company for Mr. Johnston’s one year participation in an executive retirement transition program. Upon his retirement, Mr. Johnston did not receive any amounts under our 2007 Severance Plan, as further described in this proxy statement in the section titled “Severance and Change of Control Arrangements-2007 Severance Benefit Plan.”

Grants of Plan-Based Awards
The following table shows for the fiscal year ended December 31, 2022, certain information regarding grants of plan-based awards to the NEOs:
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022
Named Executive Officer	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target(1)(2) ($)	Estimate future payouts under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Units of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold (#)	Target (#)	Maximum (#)
Randall A. Lipps	—	1,016,375				—	—	—	—
	02/16/2022	—	11,653(5)	23,305(5)	46,610(5)		—	—	3,580,114
	02/16/2022					23,305(6)	—	—	3,118,908
Peter J. Kuipers	—	425,520				—	—	—	—
	03/14/2022	—	4,882(5)	9,764(5)	19,528(5)		—	—	1,499,946
	02/16/2022	—				9,988(6)	—	—	1,336,694
Scott P. Seidelmann	—	411,390				—	—	—	—
	03/14/2022	—	4,882(5)	9,764(5)	19,528(5)		—	—	1,499,946
	02/16/2022	—				9,988(6)	—	—	1,336,694
Christine Mellon	—	360,000				—	—	—	—
	03/14/2022	—	2,441(5)	4,882(5)	9,764(5)		—	—	749,973
	02/16/2022	—				4,994(6)	—	—	668,347

Named Executive Officer	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target(1)(2) ($)	Estimate future payouts under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Units of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold (#)	Target (#)	Maximum (#)
Corey J. Manley	—	180,000
	05/18/2022		1,820(5)	3,640(5)	7,280(5)				450,050
	05/18/2022					4,012(6)			436,947
Dan S. Johnston(7)	—	346,500				—	—	—	—
	03/14/2022	—	2,441(5)	4,882(5)	9,764(5)		—	—	749,973
	02/16/2022	—				4,994(6)	—	—	668,347

(1)
This column sets forth the target amount of each NEO’s annual cash bonus award for the year ended December 31, 2022 under the 2010 Bonus Plan, based on each NEO’s annualized salary and performance- based bonus target effective July 2022 (June 6, 2022 for Ms. Mellon; May 23, 2022 for Mr. Manley). The actual cash bonus award earned for the year ended December 31, 2022, for each NEO is set forth in the 2022 Summary Compensation Table above. As such, the amounts set forth in this column do not represent additional compensation earned by the NEOs for the year ended December 31, 2022. For more information regarding the 2010 Bonus Plan and the performance-based cash bonus awards granted thereunder, please see “Elements of Compensation and 2022 Determinations — Cash Compensation Performance-Based Bonus.”

(2)
Under Omnicell’s bonus plans, generally, if the Company does not achieve its Corporate Threshold Targets, the NEOs are not entitled to a cash bonus award. For more information regarding Omnicell’s bonus plans and the performance-based cash bonus awards granted thereunder, please see “Elements of Compensation and 2022 Determinations — Cash Compensation — Performance-Based Bonus.”

(3)
Threshold amounts represent achievement of TSR performance of at least the 35th percentile but below the 50th percentile, resulting in a payout out of 50% of target PSU award. Maximum amounts represent achievement of at least the 90th percentile, resulting in a payout of 200% of target PSU award.

(4)
The dollar amounts represent the grant date fair values of restricted stock units calculated in accordance with ASC Topic 718 using (i) the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based RSUs and (ii) a Monte Carlo simulation model applying a multiple awards approach for PSUs. Under ASC Topic 718, the vesting condition related to the PSUs is considered a market condition and not a performance condition. Accordingly, there is no other grant date fair value other than as reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition.

(5)
PSUs were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the unit grant vest according to the description set forth in “Performance-Based Restricted Stock Unit Awards” above. Because the Company’s total stockholder return was approximately at the 29th percentile of the Index, none of the target number of shares subject to the awards granted are eligible for vesting.

(6)
RSUs were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the unit grant vest as to 1/8th of the shares in equal semi-annual installments over four years commencing on June 15, 2022. Vesting is contingent upon continued service.

(7)
Mr. Johnston resigned from his position with the Company effective July 2, 2022.

Outstanding Equity Awards at Fiscal Year End
The following table shows certain information regarding outstanding equity awards at fiscal year-end for the NEOs for the fiscal year ended December 31, 2022:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022
	Option Awards					Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(5)
Randall A. Lipps	02/04/2016	28,250	0	27.70	02/03/2026	02/13/2020	10,700(3)	539,494(3)
	02/08/2017	134,160	0	36.70	02/07/2027	02/09/2021	10,358(2)	522,250(2)
	02/06/2018	153,728	0	44.25	02/05/2028	02/09/2021	20,714(3)	1,044,400(3)
	02/13/2019	80,351(1)	3,494(1)	78.91	02/12/2029	02/16/2022	17,479(2)	881,291(2)
	02/13/2020	63,660(1)	26,214(1)	90.19	02/12/2030	02/16/2022			11,653(3)(4)	587,544(3)
Peter J. Kuipers	02/13/2019	16,051(1)	1,197(1)	78.91	02/12/2029	02/13/2020	1,497(2)	75,479(2)
	02/13/2020	18,146(1)	7,427(1)	90.19	02/12/2030	02/13/2020	1,663(3)	83,849(3)
						02/09/2021	5,675(2)	286,134(2)
						02/09/2021	9,520(3)	479,998(3)
						02/16/2022	7,491(2)	377,696(2)
						03/14/2022			4,882(3)(4)	246,150(3)
Scott P. Seidelmann	04/20/2018	12,750	0	43.30	04/19/2028	02/13/2020	1,497(2)	75,479(2)
	02/13/2019	24,454(1)	1,064(1)	78.91	02/12/2029	02/13/2020	1,663(3)	83,849(3)
	02/13/2020	18,146(1)	7,472(1)	90.19	02/12/2030	02/09/2021	5,675(2)	286,134(2)
						02/09/2021	9,520(3)	479,998(3)
						02/16/2022	7,491(2)	377,696(2)
						03/14/2022			4,882(3)(4)	246,150(3)
Christine Mellon						03/02/2021	3,936(2)	198,453(2)
						03/02/2021	6,594(3)	332,469(3)
						02/16/2022	3,746(2)	188,873(2)
						03/14/2022			2,441(3)(4)	123,075(3)
Corey J. Manley						04/27/2021	2,373(2)	119,647(2)
						05/18/2022	3,009(2)	151,714(2)
						05/18/2022			1,820(3)(4)	91,764(3)
Dan S. Johnston(6)	02/06/2018	5,640	0	44.25	02/05/2028
	02/13/2019	10,632	0	78.91	02/12/2029
	02/13/2020	9,962	0	90.19	02/12/2030

(1)
Stock options were granted pursuant to Omnicell’s 2009 Equity Incentive Plan. The shares subject to the option vest as to 25% of the shares one year from the vesting commencement date and 1/48th of the shares vest in equal monthly installments over the following 36 months. Vesting is contingent upon continued service.

(2)
RSUs were granted pursuant to Omnicell’s 2009 Equity Incentive Plan. The shares subject to the award vest semi-annually over 48 months. Vesting is contingent upon continued service.

(3)
PSUs were granted pursuant to Omnicell’s 2009 Equity Incentive Plan. The right to receive the shares underlying the grant vest according to the description set forth in “Performance-Based Restricted Stock Unit Awards” above, with the PSUs granted on March 14, 2022 (February 16, 2022 with respect to

Mr. Lipps; May 18, 2022 with respect to Mr. Manley), subject to performance-based vesting conditions as of December 31, 2022. In accordance with SEC disclosure rules, award amounts are reported at the threshold performance level (50% of target) based on expected performance as of December 31, 2022, for purposes of this table.
(4)
Because the Company’s total stockholder return was approximately at the 29th percentile of the Index, no PSU were earned and none of the shares reflected in the table above is eligible for vesting.

(5)
The dollar amount is calculated based upon $50.42 per share, the closing price of Omnicell’s stock on December 30, 2022.

(6)
Mr. Johnston retired from his position with the Company effective July 2, 2022. Upon his resignation Mr. Johnston forfeited all outstanding RSUs and PSUs.

Option Exercises and Stock Vested
The following table shows certain information regarding option exercises and stock vested with respect to the NEOs during the fiscal year ended December 31, 2022:
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2022
	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Randall A. Lipps	2,500	83,717	52,233	4,741,623
Peter J. Kuipers	26,500	1,273,924	21,693	1,992,226
Scott P. Seidelmann			21,284	1,959,221
Christine Mellon			9,812	958,834
Corey J. Manley			2,427	222,615
Dan S. Johnson			6,774	809,285

(1)
The value realized on exercise is equal to the difference between the fair market value of Omnicell common stock at exercise and the option’s exercise price, multiplied by the number of shares for which the option was exercised.

(2)
The value realized on vesting is equal to the closing price of Omnicell common stock on the vesting date, multiplied by the number of shares that vested.

Severance and Change of Control Arrangements
We believe an important part of our executive compensation package and a factor in attracting and retaining talented executives is the severance and change of control benefits we provide to our executives. In 2006, we adopted the Executive Change of Control Benefit Plan and, in 2007, we adopted a Severance Benefit Plan.
2006 Executive Change of Control Benefit Plan
Our executive officers have been provided certain severance and change in control benefits pursuant to our 2006 Executive Change of Control Benefit Plan, as amended by the Compensation Committee on October 20, 2015 (the “2006 Change of Control Plan”). The 2006 Change of Control Plan provides that, in the event of (i) an Acquisition of Omnicell (as defined in the 2006 Change of Control Plan), and (ii) termination without cause or constructive termination of an officer’s employment with Omnicell, as described in the 2006 Change of Control Plan, or its successor within 12 months following such change of control, such officer will be entitled to receive (a) severance pay, in a lump sum, equivalent to 12 months’ salary at such officer’s base rate of pay in effect immediately prior to such termination and (b) full acceleration of each outstanding unvested Award (as defined in the Company’s 2009 Equity Incentive Plan) granted to such officer that remain subject solely to time-based vesting immediately prior to such Acquisition, provided, in each case, that such officer executes Omnicell’s standard waiver and release agreement. Under the terms of the 2006 Change of Control Plan, if the payments and benefits to an executive officer under the 2006 Change of Control Plan or another plan, arrangement or agreement would subject the executive officer to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, but only if such reduction will result in the executive officer receiving a higher net after-tax amount.
2007 Severance Benefit Plan
In January 2007, the Compensation Committee adopted the Severance Benefit Plan, as amended and restated (the “2007 Severance Plan”) that applies to full time regular employees of Omnicell, including our NEOs. The 2007 Severance Plan provides for the payment of certain benefits to an employee if (i) an employee’s employment with us is involuntarily terminated by us without Cause (as such term is defined in the 2007 Severance Plan), (ii) an employee’s employment with us is terminated as a result of a reduction in force or (iii) an employee is selected by the Plan Administrator (as such term is defined in the 2007 Severance Plan) in its sole discretion to receive the benefits set forth in the Plan in the event of the employee’s termination. Employees that fit within one of the categories described above are considered “Eligible Employees” (as defined in more detail in the 2007 Severance Plan). Any executive who has executed an individually negotiated employment contract or agreement with us relating to severance benefits that is in effect at the time of his or her termination will be entitled to receive severance benefits, if any, as governed by the terms of his or her individually negotiated employment contract or agreement and will be governed by the 2007 Severance Plan only to the extent that the reduction of benefits under the 2007 Severance Plan does not entirely eliminate benefits under this plan.
Cash Severance Benefit — Our Executive Officers who are considered Eligible Employees under the 2007 Severance Plan are entitled to receive a cash severance benefit in a lump sum equal to 12 months of Base Salary (as such term is defined in the 2007 Severance Plan) and an additional two months of Base Salary for each five years of service to Omnicell.
Continued Group Health Plan Benefits — In the event the Eligible Employee timely elects continued coverage of a health, dental or vision plan sponsored by us under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), we will reimburse the Eligible Employee for the same portion of the Eligible Employee’s premiums for COBRA continuation coverage (including coverage for the Eligible Employee’s eligible dependents) that we paid for the Eligible Employee’s active employee coverage under our group health plans, for an equal number of months as the cash severance benefit described above.
Outplacement Assistance — Eligible Employees will be entitled to outplacement assistance, the scope of which will be determined by the Company in our sole discretion.
We may, in our sole discretion, provide benefits in addition to those benefits set forth in the 2007 Severance Plan. In addition, we, in our sole discretion, have the authority to reduce an Eligible Employee’s severance benefits, in whole or in part.
Dan S. Johnston Retirement.   In connection with his retirement from the Company, effective July 2, 2022, Mr. Johnston, our former Executive Vice President, Chief Legal and Administrative Officer, did not receive any amounts under the 2007 Severance Plan. However, in recognition of Mr. Johnston’s many years of outstanding leadership and exceptional service to the Company, the Compensation Committee approved Mr. Johnston’s continued participation in certain of the Company’s medical benefit plans after his retirement and separation from service with the Company until he reaches the age of 65, under which he receives partially subsidized medical insurance, vision and dental benefits for himself, his spouse and his dependents (on the same basis and under the same terms as the Company’s active employees, including payment of applicable premiums, deductibles, co-pays and other out-of-pocket costs) (cost of $9,332), and his participation for one year in an executive retirement transition program (cost of $30,000). The fiscal year 2022 amounts associated with these benefits are reflected in the 2022 Summary Compensation Table in the “All Other Compensation” column.
Peter J. Kuipers Departure.   In connection with Mr. Kuipers’ departure as noted above, the Company and Mr. Kuipers expect to enter into a separation agreement, the material terms of which have not been finalized as of the date of this proxy statement.

Potential Payments Upon Termination or Change of Control
The amount of compensation and benefits payable to each NEO in various termination situations has been estimated in the table below, which describes the potential payments and benefits upon employment termination for each executive as if his or her employment had terminated as of December 31, 2022, the last business day of Omnicell’s fiscal year. See the section titled “Severance and Change of Control Arrangements” above for a description of the compensation and benefits payable to the NEOs in certain termination situations. The actual amount of compensation and benefits payable in any termination event can only be determined at the time of the termination of the NEO’s employment with us.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
	No Change in Control Involuntary Termination without Cause or qualified as “Eligible Employee”				Change in Control Involuntary Termination without Cause or constructive termination
Named Executive Officer	Base Salary ($)	Equity Award Vesting Acceleration ($)	COBRA Premiums ($)	Total ($)	Base Salary(1) ($)	Equity Award Vesting Acceleration(2) ($)	COBRA Premiums ($)	Total ($)
Randall A. Lipps	1,626,200(3)	—	71,801	1,698,001	813,100	2,987,435	—	3,800,535
Peter J. Kuipers	551,600(3)	—	41,884	593,484	472,800	1,303,155	—	1,775,955
Scott P. Seidelmann	457,100	—	29,703	486,803	457,100	1,303,155	—	1,760,255
Christine Mellon	400,000	—	9,575	409,575	400,000	719,796	—	1,119,796
Corey J. Manley	360,000	—	11,574	371,574	360,000	271,360	—	631,360

(1)
Pursuant to the terms of the 2006 Change of Control Benefit Plan, Omnicell’s executive officers receive severance pay equivalent to 12 months’ salary at such officer’s base rate of pay in effect immediately prior to such termination.

(2)
Pursuant to the terms of the 2006 Change of Control Benefit Plan, Omnicell’s executive officers receive full acceleration of any outstanding unvested Award (as defined in the Company’s 2009 Equity Incentive Plan) granted to such executive officer that remain subject solely to time-based vesting immediately prior to such Acquisition. The dollar amounts in this column represents: (i) the difference in the closing price of Omnicell common stock on December 31, 2022 ($50.42) with respect to the outstanding unvested option shares as of December 31, 2022, minus the exercise price of the outstanding unvested option shares, multiplied by the number of outstanding unvested option shares plus (ii) the closing price of Omnicell common stock on December 31, 2022 ($50.42) with respect to unvested RSUs and earned but unvested PSUs, multiplied by the number of unvested RSUs and earned but unvested PSUs.

(3)
Pursuant to the terms of the 2007 Severance Plan, in addition to the 12 months’ salary and COBRA premium reimbursement as severance, Mr. Lipps would receive an additional 12 months of salary and COBRA reimbursement due to his tenure with us and Mr. Kuipers would receive an additional two months of salary and COBRA reimbursement due to his tenure with us.

RISK ANALYSIS OF OUR COMPENSATION PLANS
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.
The design of our compensation policies and programs encourage our employees to remain focused on both the short-term and long-term goals of the Company. For example, while our cash bonus plans measure performance on a quarterly or annual basis, our equity awards typically vest over a number of years, which we believe encourages our employees to focus on sustained stock price appreciation, thus limiting the potential value of excessive risk-taking. The Compensation Committee believes that the balance of long-term equity incentive, short-term cash incentive bonus and base salary appropriately balances both the short-term and long-term performance goals of the Company without encouraging excessive risk related behavior. While the Compensation Committee regularly evaluates its compensation programs, the Compensation Committee believes that its current balance of incentives both adequately compensates its employees and does not promote excessive risk taking.
CEO PAY RATIO
Presented below is a reasonable estimate of the ratio of the annual total compensation of our CEO to the annual total compensation of the median of our other employees, calculated in a manner consistent with Item 402(u) of Regulation S-K.
Given the flexibility afforded by Item 402(u) of Regulation S-K and the different methodologies that companies may use to estimate their pay ratio, the estimated ratio presented below may not be comparable to the pay ratio presented by other companies and should not be used as a basis for comparison between companies.
For 2022, (i) the annual total compensation of Mr. Lipps, our President and CEO, was $7,902,397 as reflected in the 2022 Summary Compensation Table included in this proxy statement and (ii) the annual total compensation of the individual identified as our median employee was $126,202, using the same methodology required for calculating the annual total compensation of our NEOs for purposes of the 2022 Summary Compensation Table. As a result, for 2022, our estimate of the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 63 to 1.
For purposes of this disclosure, as permitted by SEC regulations, we used the same median employee as in our prior proxy statement filed during 2021. We determined that, although 149 employees of the 340B Link business of Pharmaceutical Strategies Group, LLC, 211 employees of RxInnovation, Inc., 301 employees of Omnicell Specialty Pharmacy Services, Inc. (formerly, ReCept Holdings Group, Inc.), 22 employees of MarkeTouch Media, LLC and 2 employees of Hub and Spoke Innovations Limited would otherwise be included in any such calculation, overall there was no material change in our employee population or employee compensation arrangements during 2022 that would result in a significant change to our pay ratio disclosure.
With respect to the identification of the median compensation of all employees (excluding the CEO) for 2020, we determined that 2,766 individuals (other than our CEO) were employed by the Company and its consolidated subsidiaries globally (whether as a full-time, part-time, seasonal or temporary worker) as of October 1, 2020. After excluding (i) 125 employees acquired in connection with the Company’s acquisition of the 340B Link business of Pharmaceutical Strategies Group, LLC completed during 2020, as well as (ii) 116 employees located in certain countries pursuant to the de minimis exemption provided under Item 402(u), the employee population that we used for purposes of determining the compensation of our median employee consisted of 2,525 individuals. The excluded countries (and their employee populations) were as follows: Australia (13), Belgium (2), Canada (19), China (15), France (49), Hong Kong (2), Netherlands (4), Saudi Arabia (2), Singapore (1), Slovenia (2) and United Arab Emirates (6).
To identify the median employee from this employee population, we calculated the total earnings of each such employee for the nine-month period ending September 30, 2020 (with conforming adjustments for employees who joined the Company during 2020 and did not receive pay for the full period) using internal payroll data as reflected in Box 5 of Form W-2 for U.S. employees or the equivalent for non-U.S. employees. We converted compensation paid to non-U.S. employees to U.S. dollars using the applicable currency exchange rate as of October 1, 2020.
Then, using the same median employee identified for 2020, as noted above, we calculated the median employee’s annual total compensation for fiscal year 2022 in accordance with the SEC’s requirements governing preparation of the Summary Compensation Table. We calculated the annual total compensation of the CEO for fiscal year 2022 as shown in the 2022 Summary Compensation Table.

PAY VERSUS PERFORMANCE
2022 PAY VERSUS PERFORMANCE
	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based On:(4)
Year(1)					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)	Net Income ($)	Annual Bookings(6) ($)
2022	7,902,397	(13,263,924)	2,420,898	(2,970,567)	61.70	86.04	5,648,000	1,054,000,000
2021	8,437,413	23,007,852	3,380,842	7,279,179	220.80	114.41	77,849,000	1,217,000,000
2020	8,028,508	15,533,481	2,250,868	4,029,011	146.87	127.18	32,194,000	1,002,000,000

(1)
Mr. Lipps served as the Company’s principal executive officer for the entirety of 2020, 2021 and 2022 and the Company’s other NEOs for the applicable years were as follows:

2022: Peter J. Kuipers; Scott P. Seidelmann; Christine Mellon, Corey J. Manley and Dan S. Johnston.
2021: Peter J. Kuipers; Scott P. Seidelmann; Dan S. Johnston; and Christine Mellon.
2020: Peter J. Kuipers; Scott P. Seidelmann; Dan S. Johnston; and Nhat H. Ngo.
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Lipps and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs reported for the applicable year other than Mr. Lipps.

(3)
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Lipps and for the average of the other NEOs is set forth following the footnotes to this table.

(4)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019. Historic stock price performance is not indicative of future stock price performance.

(5)
The TSR Peer Group consists of the NASDAQ Health Care Index, an independently prepared index that includes companies in the health care industry.

(6)
As noted in the CD&A, for 2022, the Compensation Committee determined that Annual Bookings continue to be viewed as a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component for the annual performance-based cash bonus awards. We define bookings generally as: (i) the value of non-cancelable contracts for our connected devices, software products, and Advanced Services (although, for those Advanced Services contracts without a minimum commitment, bookings only include the amount of revenue that has been recognized once the services have been provided); and (ii) for our consumables, the value of orders placed through our Omnicell Storefront online platform or through written or telephonic orders. We typically exclude technical services and other less significant items ancillary to our products and services, such as freight revenue from bookings.

Compensation Actually Paid Adjustments
		Minus	Plus	Plus/(Minus)	Plus	Plus/(Minus)	Minus	Equals
Year	Summary Compensation Table Total ($)(a)	Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)(b)	Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)(c)	Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)(d)	Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Fair Value as of Prior Fiscal Year- End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Compensation Actually Paid ($)
Randall A. Lipps
2022	7,902,397	(6,699,022)	1,328,514	(8,414,632)	470,595	(7,851,777)	—	(13,263,924)
2021	8,437,413	(6,001,550)	10,175,965	5,991,052	830,085	3,574,887	—	23,007,852
2020	8,028,508	(6,050,819)	9,040,517	4,238,153	—	277,122	—	15,533,481
Other NEOs(h)
2022	2,420,898	(1,879,383)	326,852	(1,698,012)	131,140	(1,607,035)	(665,026)	(2,970,567)
2021	3,380,842	(2,374,967)	3,930,801	1,229,594	363,110	749,800	—	7,279,179
2020	2,250,868	(1,355,693)	1,837,660	1,127,068	101,699	67,408	—	4,029,011

(a)
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other NEOs, amounts shown represent averages.

(b)
Represents the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(c)
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(d)
Represents the change in fair value during the indicated fiscal year of each option award and stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)
Represents the fair value at vesting of the option awards and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(g)
Represents the fair value as of the last day of the prior fiscal year of the option award and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(h)
See footnote 1 above for the NEOs included in the average for each year.

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the three-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the performance of our stock and the varying levels of achievement under our 2010 Bonus Plan, overachievement bonus and PSU awards. Given our executive compensation program’s emphasis on equity-based awards, the “Compensation Actually Paid” for our NEOs has been significantly impacted by changes in the performance of our stock price, as can be seen in the chart below comparing the relationship between “Compensation Actually Paid” and the Company’s TSR performance.

Compensation Actually Paid vs.
Annual Total Bookings
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
Compensation Actually Paid
$1,250,000,000
$1,000,000,000
$750,000,000
$500,000,000
$250,000,000
$0
Annual Total Bookings
$1,002,000,000
$1,217,000,000
$1,054,000,000
$15,533,481
$4,029,011
$23,007,852
$7,279,179
($13,263,924)
($2,970,567)
2020
2021
2022
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Annual Product Bookings(1)

Compensation Actually Paid vs.
Total Shareholder Return
Compensation Actually Paid
Total Shareholder Return (TSR)
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
-$50.00
-$100.00
-$150.00
$15,533,481
$4,029,011
$23,007,852
$7,279,179
($13,263,924)
($2,970,567)
2020
2021
2022
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
OMCL TSR
Peer Group TSR

Compensation Actually Paid vs.
Net Income
Compensation Actually Paid
Net Income
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
-$10,000,000
-$20,000,000
-$30,000,000
-$40,000,000
$15,533,481
$4,029,011
$32,194,000
$23,007,852
$7,279,179
$77,849,000
$5,648,000
($2,970,567)
($13,263,924)
2020
2021
2022
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Income

Performance Measures Used to Link Company Performance and Compensation Actually Paid to the NEOs
Below is a list of performance measures, which in the Company’s assessment represent the most important performance measures used by the Company to link compensation actually paid to the NEOs for 2022. Please see the CD&A for further information regarding how each of these measures is used in the Company’s executive compensation program.

•
Total Bookings

•
Profit

•
Advanced Services Bookings

•
Advanced Services Recurring Revenue

•
Relative Total Shareholder Return

•
Stock Price

•
Number of Strategic Acquisitions

PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a say-on-pay vote/non-binding advisory vote on the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement. Currently, consistent with the preference expressed by the stockholders at the Company’s 2017 Annual Meeting of Stockholders, the policy of the Board is to solicit a say-on-pay vote/ non-binding advisory vote on the compensation of the Named Executive Officers every year. The Company is again asking its stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. The Board recommends that the stockholders select a frequency of every one year.
We recognize that the widely adopted standard among public companies is to hold “say-on-pay” votes annually. We also value the opportunity for stockholders to express their views on the Company’s compensation of its Named Executive Officers on an annual basis.
The result of this advisory vote on the frequency of the vote on Named Executive Officers compensation is not binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Board values the opinions that stockholders express in their votes. The Board will consider the outcome of the vote and stockholder feedback when deciding how frequently to conduct the advisory vote on Named Executive Officers. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct “say-on-pay” votes on a more or less frequent basis.
Recommendation of the Board of Directors
Approval of our recommendation of “One Year” on the advisory vote on the frequency of solicitation of stockholder approval of Named Executive Officers compensation requires that the frequency of “One Year” must receive a plurality of votes of the holders of shares of common stock present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
TO HOLD THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY ONE YEAR.

EQUITY PLAN INFORMATION
PROPOSAL NO. 4: APPROVAL OF 1997 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
OVERVIEW
On March 31, 2023, our Board amended the Omnicell, Inc. Amended and Restated 1997 Employee Stock Purchase Plan (the “Purchase Plan”), subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Purchase Plan by 3,000,000 shares. We refer to the Purchase Plan, as amended by the Board on March 31, 2023, as the “Amended Purchase Plan” throughout this proxy statement.
A description of the material terms of the Amended Purchase Plan are summarized below, with the key difference between the terms of the Purchase Plan and the Amended Purchase Plan being the request of an additional 3,000,000 shares to be issued pursuant to purchase rights granted under the Amended Purchase Plan.
In this Proposal No. 4, our Board is requesting stockholder approval of the Amended Purchase Plan to increase the number of shares of common stock authorized for issuance under the Purchase Plan by 3,000,000 shares. The Board believes that the Amended Purchase Plan is an integral part of our long-term compensation philosophy and the Amended Purchase Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees. If the stockholders do not approve the Amended Purchase Plan, then the Purchase Plan will continue in accordance with its terms until all shares have been issued under the Purchase Plan or its earlier termination.
Why we are asking our stockholders to approve the Amended Purchase Plan
As of March 17, 2023, approximately 394,405 shares were available for future issuance under the Purchase Plan without giving effect to the approval of the Amended Purchase Plan. Without replenishment, we believe such amount may be insufficient to meet our anticipated employee recruiting and retention needs beyond the fourth quarter of 2023.
Important Aspects of our Amended Purchase Plan Designed to Protect our Stockholders’ Interests
The Amended Purchase Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
•
Stockholder approval is required for additional shares.   The Amended Purchase Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.

•
Submission of amendments to the Amended Purchase Plan to stockholders.   The Amended Purchase Plan requires stockholder approval for material amendments to the Amended Purchase Plan, including as noted above, any increase in the number of shares reserved for issuance under the Amended Purchase Plan.

•
Broad-based eligibility for equity awards.   A large portion of our employees are eligible to participate in the Amended Purchase Plan. By doing so, we tie participants’ interests with stockholder interests and motivate participants to act as owners of the business.

General Amended Purchase Plan Information
In March 1997, the Board originally adopted, and in March 1998, the stockholders subsequently approved, the Purchase Plan. There were 750,000 shares of Omnicell common stock initially reserved for issuance under the Purchase Plan. In addition, the Purchase Plan contained an evergreen provision providing for an annual increase in the shares available for purchase under the Purchase Plan equal to the lesser of 1.5% of the outstanding shares of common stock on each January 1; 750,000 shares; or a number determined by the Board, as of each January 1 beginning with annual meeting of stockholders in 2000. Pursuant to the evergreen provision, an additional 2,238,858 shares of Omnicell common stock were made available for purchase under the Purchase Plan between 2000 and 2007. The evergreen provision terminated after the annual increase in 2007. Our stockholders last approved an increase in the available shares under the Purchase Plan in 2015, with an increase of 3,000,000 available shares under the Purchase Plan.
In 2022, all employees as a group purchased approximately 316,000 shares at a weighted average price of $67.63 per share under the Purchase Plan.
As of March 17, 2023, an aggregate of 7,937,150 shares of Omnicell common stock had been purchased under the Purchase Plan and 394,405 shares of common stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future purchase under the Purchase Plan. A total of 45,068,760 shares of Omnicell common stock were outstanding as of March 17, 2023. As of March 17, 2023, the closing price of our common stock as reported on the Nasdaq Global Select Market was $55.60 per share.
Description of the Amended Purchase Plan
The material features of the Amended Purchase Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended Purchase Plan. Stockholders are urged to read the actual text of the Amended Purchase Plan in its entirety, which is appended to this proxy statement as Appendix A and may be accessed from the SEC’s website at www.sec.gov.
Purpose
The purpose of the Amended Purchase Plan is to provide a means by which employees of Omnicell (and any affiliates designated by the Board to participate in the Amended Purchase Plan) may be given an opportunity to purchase Omnicell common stock through payroll deductions, to assist Omnicell in retaining the services of its employees, in recruiting new employees and to provide incentives for such persons to exert maximum efforts for the Company’s success. As of March 17, 2023, approximately 3,842 employees were eligible to participate in the Amended Purchase Plan.
The rights to purchase common stock granted under the Amended Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).
Administration
The Board administers the Amended Purchase Plan and has the final power to construe and interpret both the Amended Purchase Plan and the rights granted under it. The Board has the power to delegate administration of the Amended Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Amended Purchase Plan to the Compensation Committee. The Compensation Committee has the power, subject to the provisions of the Amended Purchase Plan, to determine when and how rights to purchase Omnicell common stock will be granted and the provisions of each offering of such rights (which need not be identical).
Stock Subject to Amended Purchase Plan
As of March 17, 2023, the Purchase Plan had 394,405 shares of Omnicell common stock available for future purchase. Subject to this Proposal No. 4, an additional 3,000,000 shares of Omnicell common stock will be made available for future purchases under the Amended Purchase Plan beginning with the next offering period that commences on or after August 16, 2023. If purchase rights granted under the Amended Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Omnicell common stock not purchased under such rights again become available for issuance under the Amended Purchase Plan. A total of 45,068,760 shares of Omnicell common stock were outstanding as of March 17, 2023.
Offerings
The Amended Purchase Plan is implemented by offerings of purchase rights to all eligible employees from time to time by the Compensation Committee. The maximum length for an offering under the Amended Purchase Plan is 24 months and is further divided into four shorter “purchase periods” each approximately six months long.

Eligibility
Any person who is customarily employed at least 20 hours per week and five months per calendar year by Omnicell (or by any parent or subsidiary of Omnicell designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by Omnicell or the designated parent or subsidiary for such period preceding the grant as our Board or the Compensation Committee may require, but in no event will the required period of continuous employment be greater than two years. Officers of Omnicell who are “highly compensated” as defined in the Code may be eligible to participate in the offerings, unless our Board or the Compensation Committee provides otherwise.
However, no employee is eligible to participate in the Amended Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Omnicell or of any parent or subsidiary of Omnicell (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue the right to purchase more than $25,000 worth of Omnicell common stock in any calendar year (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Omnicell and any parent and subsidiaries.
Participation in the Amended Purchase Plan
Eligible employees enroll in the Amended Purchase Plan by delivering to Omnicell, prior to the date selected by our Board or the Compensation Committee as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees’ total compensation during the offering. Our Board may provide that each person who, during the course of an offering, first becomes eligible to participate in the Amended Purchase Plan will, on a date or dates specified in the offering which coincides with the day on which such person becomes eligible to participate or which occurs thereafter, receive a purchase right under that offering. Our Board may also provide that each person who did not elect to fully participate in an ongoing offering and elects to participate in such offering will, on a date or dates specified in the offering which coincides with the day on which such person elects to participate in such offering or which occurs thereafter, receive a purchase right under that offering.
Purchase Price
The purchase price per share at which shares of common stock are sold in an offering under the Amended Purchase Plan is the lower of (i) 85% of the fair market value of a share of common stock on first day of the offering or (ii) 85% of the fair market value of a share of common stock on the purchase date, as set by our Board or the Compensation Committee.
Payment of Purchase Price; Payroll Deductions
The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as our Board provides in the offering. A participant may increase or begin such payroll deductions after the beginning of the offering only as provided for in the offering. All payroll deductions made for a participant are credited to his or her bookkeeping account under the Amended Purchase Plan and deposited with the general funds of Omnicell. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the offering.
Purchase of Stock
By executing an agreement to participate in the Amended Purchase Plan, the employee is entitled to purchase shares under the Amended Purchase Plan. In connection with offerings made under the Amended Purchase Plan, our Board or the Compensation Committee specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Omnicell common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of purchase rights granted in the offering would exceed the maximum aggregate number of shares of Omnicell common stock available, our Board or the Compensation Committee would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically on the purchase date, as set by our Board, at the applicable price. See “Withdrawal” below. In addition, unless otherwise specifically provided in the offering, the amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares on the final purchase date of an offering will be distributed in full to the participant at the end of such offering, without interest.
Withdrawal
While each participant in the Amended Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to Omnicell a notice of withdrawal from the Amended Purchase Plan. Such withdrawal may be elected at any time during the offering except as provided by our Board in the offering.
Upon any withdrawal from an offering by the employee, Omnicell will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Amended Purchase Plan.
Termination of Employment
Purchase rights granted pursuant to any offering under the Amended Purchase Plan terminate immediately upon cessation of an employee’s employment for any reason, and Omnicell will distribute to such employee all of his or her accumulated payroll deductions, without interest.
Restrictions on Transfer
Purchase rights granted under the Amended Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted. A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Amended Purchase Plan in the event of such participant’s death after the offering but prior to delivery to the participant of the shares and cash, or who is to receive the cash from the participant’s account in the event of such participant’s death during an offering.
Adjustment Provisions
Transactions not involving receipt of consideration by Omnicell, such as a reincorporation, combination, reclassification, stock dividend or stock split, may change the type, class and number of shares of common stock subject to the Amended Purchase Plan and to outstanding purchase rights. In that event, the Amended Purchase Plan will be appropriately adjusted in the type, class and maximum number of shares subject to the Amended Purchase Plan and the outstanding purchase rights granted under the Amended Purchase Plan will be appropriately adjusted in the type, class, number of shares and purchase limits of such purchase rights.
Effect of Certain Transactions
In the event of (i) a dissolution, liquidation or sale of all or substantially all of the securities or assets of Omnicell, (ii) a merger or consolidation in which Omnicell is not the surviving corporation, (iii) a reverse merger in which Omnicell is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iv) a sale or other disposition of at least 50% of the outstanding securities of the Company, any surviving corporation may continue or assume purchase rights outstanding under the Amended Purchase Plan or may substitute similar rights. If any surviving corporation does not assume such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of common stock immediately prior to such transaction under the ongoing offering and the participants’ rights under such ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination
Our Board or the Compensation Committee may suspend or terminate the Amended Purchase Plan at any time. Unless terminated earlier, the Amended Purchase Plan will terminate at the time that all of the shares of common stock reserved for issuance under the Amended Purchase Plan have been issued under the terms of the Amended Purchase Plan.
Our Board or the Compensation Committee may amend the Amended Purchase Plan at any time. Any amendment of the Amended Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board or the Compensation Committee if the amendment would (i) increase the number of shares of common stock reserved for issuance under the Amended Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Amended Purchase Plan (to the extent such modification requires stockholder approval in order for the Amended Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, or “Rule 16b-3”); or (iii) modify the Amended Purchase Plan in any other way if such modification requires stockholder approval in order for the Amended Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.
Purchase rights granted before amendment or termination of the Amended Purchase Plan will not be altered or impaired by any amendment or termination of the Amended Purchase Plan without consent of the employee to whom such rights were granted.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of participation in the Amended Purchase Plan or the disposition of stock acquired under the Amended Purchase Plan. The Amended Purchase Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s or the applicable employer’s ability to realize the benefit of any tax deductions described below depends on its generation of taxable income.
Purchase rights granted under the Amended Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.
If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.
If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to Omnicell by reason of the grant or exercise of purchase rights under the Purchase Plan. Omnicell is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).
Plan Benefits
Participation in the Amended Purchase Plan is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended Purchase Plan.
Required Vote and Recommendation of the Board of Directors
Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote.
The Board believes that approval of Proposal No. 4 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5: APPROVAL OF 2009 EQUITY INCENTIVE PLAN, AS AMENDED
OVERVIEW
On March 31, 2023, our Board amended the Omnicell, Inc. 2009 Equity Incentive Plan (as amended, the “2009 Plan”), subject to stockholder approval, to among other things, increase the number of shares of common stock authorized for issuance under the 2009 Plan by 1,600,000 shares. We refer to the 2009 Plan, as amended by the Board on March 31, 2023, as the “Amended 2009 Plan” throughout this proxy statement.
A description of the material terms of the Amended 2009 Plan are summarized below. The key differences between the terms of the 2009 Plan and the Amended 2009 Plan are as follows:
•
The Amended 2009 Plan provides that an additional 1,600,000 shares may be issued pursuant to awards granted under the Amended 2009 Plan;

•
On or after March 31, 2023, the number of shares available for issuance under the Amended 2009 Plan will be reduced by one share for each share subject to a stock option or stock appreciation right and by 1.91 shares for each share subject to any other type of stock award issued pursuant to the Amended 2009 Plan, and such shares will return to the share reserve at the same rates upon cancellation or other forfeiture of such awards or shares, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio will remain at 2.02 shares for each share subject to a stock award other than a stock option or stock appreciation right;

•
The Amended 2009 Plan provides that awards will be subject to a one-year minimum vesting period, subject to limited exceptions set forth in the Amended 2009 Plan, as described below, and the Compensation Committee’s ability to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise; and

•
The Amended 2009 Plan extends for approximately one year the latest date on which incentive stock options may be granted under the Amended 2009 Plan.

Our Board is requesting stockholder approval of the Amended 2009 Plan to, among other items, increase the number of shares of common stock authorized for issuance under the 2009 Plan by 1,600,000 shares. Our Board believes that the Amended 2009 Plan is an integral part of our long-term compensation philosophy and the Amended 2009 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.
Why We Are Asking Our Stockholders to Approve the Amended 2009 Plan
As of March 17, 2023, 1,607,615 shares were available for future issuance under the 2009 Plan, excluding the shares reserved for issuance upon exercise of outstanding options or vesting of restricted stock units and performance stock units (and without giving effect to the approval of the Amended 2009 Plan). Without replenishment, we believe such number of shares may be insufficient to meet our anticipated employee recruiting, retention and incentive needs beyond the fourth quarter of 2023.
Our Amended 2009 Plan permits for a variety of equity awards, including stock options, stock appreciation rights and “Full Value Awards,” which consist of restricted stock, restricted stock units, performance stock awards and other stock awards. We believe that Full Value Awards help us remain competitive with the peer group of companies with which we compete for talent and this element of compensation is part of our competitive compensation package. In addition, we believe that Full Value Awards encourage employee retention during economic or market cycles when our stock price declines, because such awards retain a portion of their value even if the stock price declines after the date of grant. An approval of an additional 1,600,000 shares to our 2009 Plan does not provide us with the right to issue an additional 1,600,000 Full Value Awards. As originally adopted, the 2009 Plan provided that the issuance of one share issued under a Full Value Award would reduce or deplete the number of shares of common stock available for future equity awards under the 2009 Plan by 1.4 shares. We have amended the 2009 Plan over the years to increase the Full Value depletion ratio from the original 1.4 shares, with the Amendment in March 2023, providing for a depletion of the share reserve at 1.91 shares for each share of common stock issued pursuant to a Full Value Award granted on and after March 31, 2023, provided that if the Amended

2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 2.02 shares. Awards granted as stock options and stock appreciation rights would continue to reduce the number of shares available for issuance under the Amended 2009 Plan on a one-for-one basis because stock options and stock appreciation rights are viewed as transferring less value from the stockholders to our employees, directors and consultants. We retain the flexibility to grant both stock options and Full Value Awards in the future.
In connection with our stock-based compensation programs, we seek to balance the need to maintain a talented resource pool in a highly competitive business with efforts to closely monitor our stock award “burn rate,” which we define as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average common shares outstanding for that fiscal year.
Equity Awards Are an Integral Component of Our Compensation Program
Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for all of our employees, officers and directors. Approval of the Amended 2009 Plan will allow us to continue to grant equity awards at levels our Board or its delegate determines to be appropriate in order to attract new employees and directors, retain our existing employees and to provide incentives for such persons to exert maximum efforts for the Company’s success. In addition, to the extent that we expand our business or product lines through the acquisition of other businesses, we anticipate that we would need to provide competitive equity compensation packages to any newly acquired employees. The Amended 2009 Plan allows the Company to continue to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards.
At March 17, 2023, stock awards covering an aggregate of 3,401,356 shares were outstanding under our 2009 Plan. In addition, 1,607,615 shares remained available for future grant under the 2009 Plan as of such date.
The following table provides certain additional information regarding our equity incentive program, excluding our 1997 Employee Stock Purchase Plan.
As of March 17, 2023
Total number of shares of common stock subject to outstanding stock options	2,317,496
Weighted-average exercise price of outstanding stock options	$69.34
Weighted-average remaining term of outstanding stock options	5.8
Total number of shares of common stock subject to outstanding Full Value Awards	1,083,860
Total number of shares of common stock available for grant under the 2009 Plan	1,607,615
Total number of shares of common stock available for grant under other equity incentive plans	0
Total number of shares of common stock outstanding	45,068,760
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$55.60
We Believe the Size of Our Share Reserve Increase Request Is Reasonable
If our request to increase the share reserve of the Amended 2009 Plan by 1,600,000 shares is approved, we expect to have approximately 3,207,615 shares available for grant after our Annual Meeting (based on shares available as of March 17, 2023), which we anticipate being a sufficient amount of equity for attracting, retaining and motivating employees until the third quarter of 2024, based on our current stock price.
We believe that the size of our request is reasonable in light of the equity granted to our employees and directors over the last three years.
We Manage Our Equity Incentive Award Use Carefully, and We Believe Dilution Is Reasonable
We continue to believe that equity awards such as stock options, restricted stock units, and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to a large portion of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to maximize stockholders’ value by granting what we believe to be an appropriate number of equity incentive awards necessary to attract, incentivize, and retain employees.
The following table shows our historical dilution and burn rate percentages for fiscal years 2020, 2021 and 2022.
As of December 31	2022	2021	2020
Full Dilution(1)	10.1%	11.1%	12.2%
Gross Burn Rate(2)	2.0%	1.7%	4.3%

(1)
Full dilution is calculated as (shares available for grant + shares subject to outstanding equity incentive awards)/(common stock outstanding + shares available for grant + shares subject to outstanding equity incentive awards).

(2)
Gross Burn Rate is calculated as (shares subject to options granted + shares subject to other equity incentive awards granted)/weighted average common shares outstanding.

Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2020, 2021 and 2022.
Fiscal Year	2022	2021	2020
Total number of shares of common stock subject to stock options granted	0	160,050	1,350,861
Total number of shares of common stock subject to Full Value Awards granted	887,785	560,051	462,168
Weighted-average number of shares of common stock outstanding	44,398,000	43,475,000	42,583,000
Gross Burn Rate	2.0%	1.7%	4.3%
The approval of the Amended 2009 Plan will allow us to continue to grant stock options and Full Value Awards, and would allow us to grant other awards described below, at levels determined appropriate by our Board or its delegate. The Amended 2009 Plan will continue to provide us with flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance stock awards. The Amended 2009 Plan allows us to utilize multiple types of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives designed to align the interests of our employees, consultants and directors with the interests of our stockholders.
Important Aspects of Our Amended 2009 Plan Designed to Protect Our Stockholders’ Interests
The Amended 2009 Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
•
Stockholder approval is required for additional shares.   The Amended 2009 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation program.

•
Repricing is not allowed.   The Amended 2009 Plan prohibits the repricing of outstanding equity awards and the cancellation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2009 Plan.
•
Minimum Vesting.   Awards under the Amended 2009 Plan will be subject to a one-year minimum vesting period, subject to limited exceptions set forth in the Amended 2009 Plan, as described below, and the Compensation Committee’s ability to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.

•
Dividend Equivalents.   Dividend equivalents granted with respect to an award other than an option or stock appreciation right will be subject to the same vesting and forfeiture provisions as the underlying award and no dividend equivalents may be granted with respect to options or stock appreciation rights.

•
Share-counting provisions.   The share reserve under the Amended 2009 Plan is reduced one share for each share of common stock issued pursuant to an option or stock appreciation right and 1.91 shares for each share of common stock issued pursuant to a Full Value Award granted on and after March 31, 2023, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 2.02 shares. This helps to ensure that management and our Compensation Committee are using the share reserve effectively and with regard to the value of each type of equity award.

•
The Amended 2009 Plan includes specific treatment of awards upon a corporate transaction.   The Amended 2009 Plan specifically provides that if any outstanding awards held by participants who haven’t terminated service prior to a corporate transaction are not assumed, continued or substituted for by the acquiror (or its parent) in the change in control or corporate transaction, the vesting of such awards will be accelerated in full, and with respect to any awards subject to performance-based vesting, vesting will be deemed satisfied at 100% target level.

•
Submission of amendments to Amended 2009 Plan to stockholders.   The Amended 2009 Plan requires stockholder approval for material amendments to the Amended 2009 Plan, including as noted above, any increase in the number of shares reserved for issuance under the Amended 2009 Plan.

•
Flexibility in designing equity compensation scheme.   The Amended 2009 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•
Broad-based eligibility for equity awards.   We grant equity awards to a large portion of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.

General 2009 Plan Information
As of March 17, 2023, the total number of shares of the Company’s common stock reserved for issuance under the 2009 Plan is 17,200,000 shares. Approximately 1,607,615 shares remained available for future issuance under the 2009 Plan as of March 17, 2023. As of March 17, 2023, stock options to purchase approximately 2,317,496 shares were outstanding and Full Value Awards covering an aggregate of 1,083,860 were outstanding under the 2009 Plan. The weighted-average exercise price of all stock options outstanding as of March 17, 2023 was $69.34, and the weighted-average remaining term of such stock options was 5.8 years. A total of 45,068,760 shares of our common stock were outstanding as of March 17, 2023. As of March 17, 2023, the closing price of our common stock as reported on the Nasdaq Global Select Market was $55.60 per share.
Description of the Amended 2009 Plan
The material features of the Amended 2009 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended 2009 Plan. Stockholders are urged to read the actual text of the Amended 2009 Plan in its entirety, which is appended to this proxy statement as Appendix B and may be accessed from the SEC’s website at www.sec.gov.
Background and Purpose
The Amended 2009 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock or other property.
The purpose of the Amended 2009 Plan is to secure and retain the services of employees, directors, and consultants, to provide a means by which such persons may be given an opportunity to benefit from increases in the value of the Company’s common stock, to assist the Company in recruiting new employees and directors, retaining the services of current employees and directors, and to provide incentives for such persons to exert maximum efforts for the Company’s success.
Shares Available for Awards
After giving effect to the approval of Proposal No. 5, the total number of shares of the Company’s common stock reserved for issuance under the Amended 2009 Plan would be 18,800,000 as of March 17, 2023. This share reserve consists of (a) 17,200,000 shares currently reserved for issuance under the Amended 2009 Plan, plus (b) an additional 1,600,000 shares subject to approval of the stockholders at the Annual Meeting.
This aggregate number is referred to as the “Share Reserve.” The number of shares available for issuance under the Amended 2009 Plan is reduced by (i) one share for each share of common stock issued pursuant to an option or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant; (ii) prior to October 1, 2010, 1.4 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (iii) on or after October 1, 2010 but prior to December 31, 2014, 1.8 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (iv) on or after December 31, 2014 but prior to March 27, 2018, 2.15 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (v) on or after March 27, 2018 but prior to April 6, 2021, 2.38 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (vi) on or after April 6, 2021 but prior to March 31, 2023, 2.02 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; and (vii) on or after March 31, 2023, 1.91 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2009 Plan, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 2.02 shares.
If a stock award expires or otherwise terminates without having been exercised in full or is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of the common stock that may be issued pursuant to the Amended 2009 Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares which are forfeited will revert to and again become available for issuance under the Amended 2009 Plan. Any shares withheld or reacquired by the Company pursuant to the exercise of an option or stock appreciation right, as a result of tax withholding obligations, or as payment for the exercise of an option or stock appreciation right will not again become available for issuance under the Amended 2009 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the Amended 2009 Plan.
To the extent there is a share of common stock issued pursuant to a stock award granted under the 2009 Plan or the Amended 2009 Plan, and such share of common stock again becomes available for issuance under the Amended 2009 Plan, then on or after March 31, 2023, the number of shares of common stock available for issuance under the Amended 2009 Plan will increase by 1.91 shares, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 2.02 shares.

Eligibility
Incentive stock options may be granted under the Amended 2009 Plan only to the Company’s employees and employees of Omnicell’s affiliates. The Company’s employees, consultants and directors and employees and consultants of Omnicell’s affiliates are eligible to receive all other types of awards under the Amended 2009 Plan. The Board or its delegate will select eligible recipients of awards under the Amended 2009 Plan. As of March 17, 2023, approximately 3,842 employees and eight non-employee directors were eligible to participate in the Amended 2009 Plan, if selected by the Board or its delegate for participation. Generally, the Company has not had a practice of granting awards to consultants and does not currently expect that practice to change.
Administration
The Amended 2009 Plan is administered by our Board, which may in turn delegate authority to administer the plan to a committee, member of the Board or an executive officer of the Company. Our Board has delegated administration of the Amended 2009 Plan to the Compensation Committee, and the Compensation Committee has further delegated certain granting authority to our CEO. Subject to the terms of the Amended 2009 Plan, the Compensation Committee, as well as our CEO for certain employees, excluding officers, directors or other persons subject to Section 16 of the Exchange Act, determines recipients, the numbers and types of stock awards to be granted, the terms and conditions of the stock awards, including the period of their exercisability and vesting; provided, that our CEO may only make equity award grants to new hires and for employee retention, integration and promotions. Subject to the limitations set forth below, the Compensation Committee or CEO, as applicable, also determines the fair market value applicable to a stock award and the exercise price of options granted under the Amended 2009 Plan.
Repricing
The Amended 2009 Plan expressly provides that, without the approval of the stockholders within 12 months prior to such event, the Compensation Committee shall not have the authority to reduce the exercise price of any outstanding stock awards under the plan or cancel any outstanding stock awards that have an exercise price or strike price greater than the current fair market value of the common stock in exchange for cash or other stock awards under the Amended 2009 Plan.
Minimum Vesting Conditions
Notwithstanding any other provision of the Amended 2009 Plan to the contrary, awards granted under the Amended 2009 Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Amended 2009 Plan (subject to adjustment under the corporate capitalization provisions under the Amended 2009 Plan); and provided further that the foregoing restriction does not limit the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.
Stock Options
If stock options are granted, they are granted pursuant to stock option agreements. The Amended 2009 Plan permits the grant of options that qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”). Generally, the exercise price for an option cannot be less than 100% of the fair market value of the common stock subject to the option on the date of grant. Options granted under the Amended 2009 Plan will vest at the rate specified in the option agreement.

In general, the term of stock options granted under the Amended 2009 Plan may not exceed ten years. Except as explicitly provided otherwise in an optionholder’s award agreement, options granted under the Amended 2009 Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such option have passed; (iii) the participant is terminated for cause in which case the option will cease to be exercisable immediately upon the participant’s termination; or (iv) the option by its terms specifically provides otherwise. An option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. The amount of time allowable after termination to exercise an option may be extended if a sale of the shares received by the participant upon exercise would be in violation of the registration requirements under the Securities Act or Omnicell’s insider trading policy. In such cases, the applicable period within which a participant may exercise an option after termination is extended to the time in which the exercise of the option would not be in violation of such laws or policies. In no event may an option be exercised after its expiration date. In addition, pursuant to our retirement policy, if a participant was an employee of Omnicell or one of its subsidiaries at the time of grant, the participant’s continuous service with Omnicell terminates for any reason other than due to a termination for cause, and the participant has attained age 55 with ten or more years of continuous service at any time during the participant’s continuous service, then the portion of the option vested on the date of such termination may be exercised by the participant (or his or her estate, if applicable) at any time during the period ending on the expiration of the term of the option. A participant will have attained a year of continuous service for each 12-month period of the participant’s continuous service since his or her most recent hire/re-hire date, but will not be credited with service provided by the participant to an acquired company prior to its acquisition by Omnicell.
Acceptable forms of consideration for the purchase of Omnicell common stock issued under the Amended 2009 Plan will be determined by the Compensation Committee and may include cash, check, bank draft or money order made payable to the Company, common stock previously owned by the optionholder, payment through a broker assisted exercise or, for NSOs only, a net exercise feature, or other legal consideration approved by the Compensation Committee.
Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. In addition, the 2009 Plan prohibits the payment of dividends and dividend equivalent rights with respect to options.
Limitations
The aggregate fair market value, determined at the time of grant, of shares of Omnicell common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of the Company’s equity compensation plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any affiliate unless the following conditions are satisfied:
•
the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•
the term of any ISO award must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs will be the number of shares of common stock in the Share Reserve.

Restricted Stock Awards
If restricted stock awards are granted, they are granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the recipient’s past or future services performed for the Company or an affiliate of the Company, or any other form of legal consideration acceptable to the Compensation Committee. Shares of Omnicell common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Board or its delegate. Rights to acquire shares of Omnicell common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.
Restricted Stock Unit Awards
If restricted stock unit awards are granted, they are granted pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Compensation Committee. The Company will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock as deemed appropriate by our Compensation Committee, or in any other form of consideration determined by the Compensation Committee and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of Omnicell common stock covered by a restricted stock unit award, subject to the same vesting and forfeiture conditions applicable to the underlying award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Stock Appreciation Rights
If stock appreciation rights are granted, they are granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right is determined by the Compensation Committee, and will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. In general, the term of the stock appreciation rights granted under the Amended 2009 Plan may not exceed ten years. The Compensation Committee may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in Omnicell common stock, in cash, in any combination of the two, or any other form of legal consideration approved by the Compensation Committee and contained in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the Amended 2009 Plan. The 2009 Plan prohibits the payment of dividends and dividend equivalent rights with respect to stock appreciation rights.
Performance Awards
The Amended 2009 Plan provides for the grant of performance stock awards. If performance stock awards are granted, they will vest or be exercised based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee.
Performance goals under the Amended 2009 Plan are determined by our Board or the Compensation Committee, and may be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales, backlog or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction, or other budgetary goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction, service, or personal visitations; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) completion of strategic, business, development, financial, employee or integration plan (or equivalent type of plan); (xxxiv) manufacturing, production, research and development, product launch or product objective goals; (xxxv) litigation, arbitration or other conflict achievements or resolutions; (xxxvi) hiring or reduction in headcount; (xxxvii) timely completion of internal and external analysis, or audits; (xxxviii) completion of performance goals by direct reports; and (xxxix) other measures of performance selected by our Board.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, our Compensation Committee may provide that performance will be appropriately adjusted as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles. In addition, our Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Stock Awards
Other forms of stock awards valued in whole or in part with reference to Omnicell common stock may be granted either alone or in addition to other stock awards under the Amended 2009 Plan. The Compensation Committee has complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of Omnicell common stock to be granted and all other conditions of such other stock awards. In addition, our CEO has certain granting authority, as further described above, to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of Omnicell common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee or our CEO, as applicable.
Clawback/Recovery
Stock awards granted under the Amended 2009 Plan will be subject to recoupment in accordance with any clawback policy that we may be required to adopt pursuant to applicable law and listing requirements. In addition, the Board may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.
Changes to Capital Structure
In the event that there is a specified type of change in our capital structure not involving the receipt of consideration by the Company, such as a stock split or stock dividend, the class and number of shares reserved under the Amended 2009 Plan (including share limits) and the class and number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.
Corporate Transactions
Unless otherwise provided in the stock award agreement, any other written agreement between the Company or any of its affiliates and the participant, or in any director compensation policy of the Company, in the event of a corporate transaction (as specified in the Amended 2009 Plan), all outstanding stock awards under the Amended 2009 Plan shall be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with us or an affiliate has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full (and with respect to any performance stock awards, vesting will be deemed satisfied at 100% target level) and such awards will terminate if not exercised prior to the effective date of the corporate transaction and (ii) with respect to any stock awards that are held by individuals whose continuous service with the Company or an affiliate of the Company has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by the Company with respect to such stock awards shall not terminate and may continue to be exercised notwithstanding the corporate transaction).
A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as provided in the stock award agreement, in any other written agreement between the Company or any affiliate of the Company and the participant, or in any director compensation policy of the Company.
Plan Amendments/Plan Termination
The Compensation Committee has the authority to amend or terminate the Amended 2009 Plan at any time. However, no amendment or termination of the Amended 2009 Plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. The Company will obtain stockholder approval of any amendment to the Amended 2009 Plan as required by applicable law. If the Amended 2009 Plan is approved by stockholders, no ISOs will be granted after March 31, 2033.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended 2009 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s or the applicable employer’s ability to realize the benefit of any tax deductions described below depends on its generation of taxable income.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on the date after the date they are transferred to the optionholder.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.
Incentive Stock Options
The Amended 2009 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the optionholder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
Neither Omnicell nor the applicable employer is allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, Omnicell or the applicable employer is allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or Omnicell or the applicable employer timely satisfies its reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the substantial risk of forfeiture has lapsed (i.e., when the stock becomes vested), at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested and the recipient’s holding period for such shares will begin on the date the substantial risk of forfeiture lapses.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Units
Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time shares subject to the award are transferred (or cash equal to the fair market value of the shares is paid) equal to the excess, if any, of the fair market value of the shares of Omnicell common stock received over any amount paid by the recipient in exchange for the shares of Omnicell common stock and any cash paid instead of shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the restricted stock unit is settled and the holding period for those shares will commence on the day following the date on which the shares are transferred to the recipient.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
The Company may grant under the Amended 2009 Plan stock appreciation rights separate from any other award or in tandem with other awards under the Amended 2009 Plan.
Where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and the stock appreciation right has been structured to conform to an exception to Section 409A of the Code, the recipient will recognize ordinary compensation income equal to the fair market value of any stock received and any cash paid instead of shares upon such exercise. The tax basis of any shares received will be equal to the amount of ordinary income recognized upon exercise and the holding period for those shares will begin on the day after the date on which the shares are transferred to the recipient. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162 Limitations
Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s (i) chief executive officer, (ii) chief financial officer, (iii) three most highly compensated executive officers other than the chief executive officer or chief financial officer and (iv) any employee of the corporation who was an individual described in clauses (i), (ii) or (iii) in any preceding taxable year beginning after December 31, 2016.
New Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, employees and consultants under the Amended 2009 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended 2009 Plan, except pursuant to our non-employee director compensation plan. Please see “CD&A — Grants of Plan-Based Awards” in this proxy statement for detailed information regarding equity awards granted to our NEOs during fiscal year 2022. Awards granted in 2023 to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of our non-employee director compensation plan. Pursuant to our compensation policy for non-employee directors, however, (A) each of our current non-employee directors is eligible to receive a quarterly retainer of $22,500 for serving on the Board plus, (B) our independent lead director is eligible to receive annual compensation for service in such capacity as (I) $4,375 in cash each quarter, and (II) an annual restricted stock grant valued at $17,500, plus (C) the chairperson of our Audit Committee is eligible to receive (I) a quarterly retainer of $5,000, and (II) an annual restricted stock grant valued at $20,000, plus (D) each non-chair member of our Audit Committee is eligible to receive (I) a quarterly retainer of $2,500, and (II) a restricted stock grant valued at $10,000, (E) the chairperson of our Corporate Governance Committee is eligible to receive (I) a quarterly retainer of $2,750, and (II) an annual restricted stock grant valued at $11,000, plus (F) each non-chair member of our Corporate Governance Committee is eligible to receive (I) a quarterly retainer of $1,875, and (II) a restricted stock grant valued at $7,500, plus (G) the chairperson of our Compensation Committee is eligible to receive (I) a quarterly retainer of $5,000, and (II) an annual restricted stock grant valued at $20,000, plus (H) each non-chair member of our Compensation Committee is eligible to receive (I) a quarterly retainer of $2,500, and (II) a restricted stock grant valued at $10,000, plus (I) each member of our Mergers & Acquisitions Committee is eligible to receive a cash compensation fee in the amount of $1,250 for each meeting duly convened and held that such member attends, plus (J) each member of the Board’s other Committees is eligible to receive a cash compensation fee in the amount of $1,250 for certain non-regularly scheduled meeting duly convened and held that such member attends. Any non-employee director who is first elected to the Board will be entitled to receive a restricted stock grant with a targeted value of $160,000 as of the grant date. In addition, on the date of each annual meeting, each person who continues to serve as a non-employee member of the Board following such annual meeting will be granted a restricted stock grant with a targeted value of $160,000 as of the grant date. Each of the initial and annual restricted stock grant for a non-employee director will vest on the next subsequent annual meeting, in each case subject to the director’s continuing service on our Board (or as the Lead Independent Director or member or chair of a committee, as applicable). For additional information regarding our compensation policy for non-employee directors, see the section above entitled “Director Compensation.”
Historical Equity Awards Table
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2009 Plan through December 31, 2022.
2009 Plan
Name and position	Number of shares
Randall A. Lipps(2) Chairman, President and Chief Executive Officer	1,589,040
Peter J. Kuipers(2) Executive Vice President, Chief Financial Officer	337,985
Scott P. Seidelmann(2) Executive Vice President, Chief Commercial Officer	211,991
Christine Mellon(2) Executive Vice President, Chief Administrative and People Officer	30,938
Corey J. Manley(2) Senior Vice President, Chief Legal Officer	11,449
All current executive officers as a group	2,181,403
All current directors who are not executive officers as a group(1)	272,825
Each nominee for election as a director:
Joanne B. Bauer	47,928
Robin G. Seim	13,729
Sara J. White	63,181
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	4,739,118

(1)
435,658 shares pursuant to stock options and awards granted to Mr. Seim prior to March 18, 2019, the date on which he became a director, have been excluded from the table above.

(2)
Reflects PSUs (at target) that were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the PSU grant vest according to the description set forth in “Compensation Discussion and Analysis - Performance-Based Restricted Stock Unit Awards” above. Because the Company’s total stockholder return was approximately at the 29th percentile of the Index, no shares subject to the awards were earned and no shares granted are eligible for vesting.

Required Vote and Recommendation of the Board of Directors
Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote.

Our Board believes that approval of Proposal No. 5 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 5.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2022 regarding our Purchase Plan and 2009 Plan, each of which has been approved by our stockholders and are being presented for amendment as set forth in Proposal Nos. 4 and 5, respectively. As of December 31, 2022, there were no equity awards outstanding or securities available for future issuance under equity compensation plans not previously approved by our stockholders.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,684,730(1)	68.67	1,962,688(2)
Equity compensation plans not approved by security holders	—	—	—
Total	3,684,730	68.67	1,962,688

(1)
Represents shares subject to outstanding awards pursuant to the 2009 Plan.

(2)
Includes 602,944 shares available for purchase pursuant to the Purchase Plan.

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 17, 2023 by: (i) each director and director nominee; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.
	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
BlackRock, Inc.(2)	5,728,315	12.71%
55 East 52nd Street
New York, NY 10055
The Vanguard Group, Inc.(3)	4,430,315	9.83%
100 Vanguard Blvd
Malvern, PA 19355
Wellington Management Group LLP(4)	3,277,600	7.27%
280 Congress Street
Boston, MA 02210
Joanne B. Bauer(5)	26,315	*
Edward P. Bousa	1,606	*
Mary Garrett	—	*
Randall A. Lipps(5)(6)	803,774	1.76%
Vance B. Moore	67,218	*
Mark W. Parrish	59,836	*
Bruce E. Scott(5)	12,116	*
Robin G. Seim(5)	36,430	*
Sara J. White	40,669	*
Peter J. Kuipers(5)	69,408	*
Scott P. Seidelmann(5)	63,024	*
Corey J. Manley	2,238	*
Christine Mellon	8,551	*
All executive officers and directors as a group (13 persons)(5)	1,191,185	2.61%

*
Less than one percent.

(1)
Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 45,068,760 shares of common stock outstanding on March 17, 2023, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each listed stockholder is c/o Omnicell, Inc., 4220 North Freeway Fort Worth, Texas 76137.

(2)
BlackRock, Inc. (“BlackRock”) is the beneficial owner of 5,728,315 shares of common stock. BlackRock has sole voting power with respect to 5,652,650 shares of common stock, and sole dispositive power with respect to 5,728,315 shares of common stock. The data regarding the stock ownership of BlackRock is as of December 31, 2022 from the Schedule 13G/A filed by BlackRock on January 23, 2023.

(3)
The Vanguard Group, Inc. (“Vanguard”) is the beneficial owner of 4,430,315 shares of common stock.

Vanguard has shared voting power with respect to 74,721 shares of common stock, sole dispositive power with respect to 4,310,743 shares of common stock and shared dispositive power with respect to 119,572 shares of common stock. The data regarding the stock ownership of Vanguard is as of December 31, 2022 from the Schedule 13G/A filed by Vanguard on February 9, 2023.
(4)
Wellington Management Group LLP (“Wellington”), together with certain of its subsidiaries, is the beneficial owner of 3,277,600 shares of common stock. Wellington has shared voting power with respect to 2,870,545 shares of common stock, and shared dispositive power with respect to 3,277,600 shares of common stock. The data regarding the stock ownership of Wellington is as of December 31, 2022 from the Schedule 13G/A filed by Wellington on February 6, 2023.

(5)
Includes shares of common stock which certain executive officers and directors of the Company have the right to acquire within 60 days after March 17, 2023 pursuant to the exercise of stock options as follows: Mr. Lipps, 473,005 shares; Mr. Scott, 6,381 shares; Mr. Seim 6,381 shares; Mr. Kuipers, 38,062 shares; Mr. Seidelmann, 59,082 shares; and all current executive officers and directors as a group, 582,911 shares.

(6)
Includes 67,201 shares held directly by Mr. Lipps; 314,768 shares held in trust by The Lipps Revocable Trust, for which Mr. Lipps and his wife are trustees with shared voting and investment power; and 8,051 shares held in various trusts for the benefit of Mr. Lipps’s children, for which Mr. Lipps is trustee.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
The Company submits all applicable Section 16(a) filing requirements on behalf of its executive officers and directors. To the Company’s knowledge, based on the reports filed by the Company, copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except for one Form 5 filing for Sara J. White, director, reporting a gift of shares of common stock, which was filed late due to an administrative error.

AUDIT MATTERS
PROPOSAL NO. 6: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Deloitte has served as our independent registered public accounting firm since fiscal year 2014.
Neither the Company’s bylaws nor other governing documents or laws require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, we are submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may terminate the engagement of Deloitte and direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders, although it has no current intent to do so.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2022 and December 31, 2021 by Deloitte.
	Fiscal Year Ended December 31,
	2022	2021
	(in thousands)
Audit Fees	$3,369	$3,145
Audit-Related Fees	24	43
Tax Fees	172	380
All Other Fees	2	2
Total Fees	$3,567	$3,570
Audit Fees.   Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Annual Report on Form 10-K and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q, consultations with the Company’s management as to the accounting treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other standard-setting bodies, and other services that are normally provided by the Company’s independent registered public accounting firms in connection with statutory and regulatory filings or engagements.
Audit-Related Fees.   Consists of fees billed for professional services associated with SEC registration statements and other documents filed with the SEC, as well as certain merger and acquisition accounting due diligence activity.
Tax Fees.   Consists of fees billed for professional services for tax compliance, tax advice and tax planning outside of the audit of the income tax accounts, as well as tax-related acquisition activities.
All Other Fees.   Consists of fees billed for subscriptions to an online accounting and financial reporting research assistance service.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of the services other than audit services by Deloitte was compatible with maintaining their independence.
In 2022, the Audit Committee pre-approved the fees set forth on the previous page in their entirety.
Required Vote and Recommendation of the Board of Directors
Approval of Proposal No. 6 requires the affirmative vote of a majority of the shares present virtually in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as “Against” votes. Brokers may vote without instruction on this proposal.
The Board believes that approval of Proposal No. 6 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 6.
Report of the Audit Committee of the Board of Directors
The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the fiscal year ended December 31, 2022.
Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.
Deloitte, our independent registered public accounting firm for 2022, is responsible for expressing opinions on the conformity of our audited financial statements with U.S. generally accepted accounting principles and the effectiveness of our internal control over financial reporting.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to applicable auditing standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm regarding the independent registered public accounting firm’s independence as required by the PCAOB and has discussed with the independent registered public accounting firm its independence.
Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
AUDIT COMMITTEE
Robin G. Seim, Chair
Edward P. Bousa
Mark W. Parrish

ADDITIONAL INFORMATION
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Omnicell stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please (1) notify your broker, (2) direct your written request to Investor Relations, Omnicell, Inc. at the Company’s principal executive office or (3) contact Omnicell’s Investor Relations department at (877) 415-9990. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Corey J. Manley

Corey J. Manley
Corporate Secretary
April 6, 2023
A copy of the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2022 is available without charge upon written request to: Omnicell, Inc., Attn: Investor Relations, 4220 North Freeway Fort Worth, Texas 76137.

APPENDIX A
OMNICELL, INC.
AMENDED AND RESTATED
1997 EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY THE BOARD OF DIRECTORS MARCH 18, 1997
APPROVED BY STOCKHOLDERS MARCH 6, 1998
AMENDED BY THE BOARD OF DIRECTORS APRIL 19, 2000
AMENDMENT APPROVED BY STOCKHOLDERS APRIL 16, 2001
AMENDED BY THE BOARD OF DIRECTORS MARCH 5, 2009
AMENDMENT APPROVED BY STOCKHOLDERS MAY 19, 2009
AMENDED BY THE BOARD OF DIRECTORS APRIL 13, 2015
AMENDMENT APPROVED BY STOCKHOLDERS MAY 19, 2015
AMENDED BY THE BOARD OF DIRECTORS MARCH 31, 2023
AMENDMENT APPROVED BY STOCKHOLDERS MAY [ ], 2023
1.   PURPOSE.
(a)   The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase shares of the Common Stock of the Company.
(b)   The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
(c)   The Company intends that the Rights to purchase shares of the Common Stock granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
2.   DEFINITIONS.
(a)   “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(b)   “Board” means the Board of Directors of the Company.
(c)   “Code” means the Internal Revenue Code of 1986, as amended.
(d)   “Committee” means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.
(e)   “Common Stock” means the Common Stock of Omnicell, Inc.
(f)   “Company” means Omnicell, Inc., a Delaware corporation.
(g)   “Director” means a member of the Board.
(h)   “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.
(i)   “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.
(j)   “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(k)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)   “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable, or if such date is not a trading day, then on the next preceding trading day.
(m)   “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(n)   “Offering” means the grant of Rights to purchase shares of the Common Stock under the Plan to Eligible Employees.
(o)   “Offering Date” means a date selected by the Board for an Offering to commence.
(p)   “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(q)   “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.
(r)   “Plan” means this Omnicell, Inc. Amended and Restated 1997 Employee Stock Purchase Plan.
(s)   “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of shares of the Common Stock carried out in accordance with such Offering.
(t)   “Right” means an option to purchase shares of the Common Stock granted pursuant to the Plan.
(u)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.
(v)   “Securities Act” means the Securities Act of 1933, as amended.
3.   ADMINISTRATION.
(a)   The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(b)   The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine when and how Rights to purchase shares of the Common Stock shall be granted and the provisions of each Offering of such Rights (which need not be identical).

(ii)   To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.
(iii)   To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)   To amend the Plan as provided in paragraph 14.
(v)   To terminate or suspend the Plan as provided in paragraph 16.
(vi)   Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(c)   The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
4.   SHARES SUBJECT TO THE PLAN.
(a)   Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the shares of the Common Stock that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate nine million (9,000,000) shares of the Common Stock (the “Reserved Shares”). If any Right granted under the Plan shall for any reason terminate without having been exercised, the shares of the Common Stock not purchased under such Right shall again become available for the Plan.
(b)   The shares of the Common Stock subject to the Plan may be unissued shares of the Common Stock or shares of the Common Stock that have been bought on the open market at prevailing market prices or otherwise.
5.   GRANT OF RIGHTS; OFFERING.
The Board may from time to time grant or provide for the grant of Rights to purchase shares of the Common Stock under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase shares of the Common Stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.
6.   ELIGIBILITY.
(a)   Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years; provided, however, that Employees who are employed by the Company as of the Effective Date of this Plan, as amended and restated, who would otherwise be Eligible Employees if not for the required period of continuous employment with the Company shall be eligible to participate in the Plan with respect to the first Offering Period beginning with or immediately following the Effective Date of this Plan, as amended and restated, without regard to their period of prior continuous employment with the Company provided that they remain in continuous employment through the end of the first Offering Period.
(b)   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:
(i)   the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;
(ii)   the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii)   the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.
(c)   No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.
(d)   An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase shares of the Common Stock or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such shares of the Common Stock (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.
(e)   The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
7.   RIGHTS; PURCHASE PRICE.
(a)   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of shares of the Common Stock purchasable either:
(i)   with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or
(ii)   with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

(b)   The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of shares of the Common Stock carried out in accordance with such Offering.
(c)   In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of the Common Stock that may be purchased by any Participant as well as a maximum aggregate number of shares of the Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of the Common Stock which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of the Common Stock upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the shares of the Common Stock available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
(d)   The purchase price of shares of the Common Stock acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:
(i)   an amount equal to eighty-five percent (85%) of the fair market value of the shares of the Common Stock on the Offering Date; or
(ii)   an amount equal to eighty-five percent (85%) of the fair market value of the shares of the Common Stock on the Purchase Date.
8.   PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)   An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.
(b)   At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of the Common Stock for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
(c)   Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of the Common Stock for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
(d)   Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.
9.   EXERCISE.
(a)   On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of shares of the Common Stock up to the maximum number of shares of the Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares of the Common Stock shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.
(b)   Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of shares of the Common Stock on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
(c)   No Rights granted under the Plan may be exercised to any extent unless the shares of the Common Stock to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
10.   COVENANTS OF THE COMPANY.
(a)   During the terms of the Rights granted under the Plan, the Company shall ensure that the number of shares of the Common Stock required to satisfy such Rights are available.
(b)   The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of the Common Stock upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of shares of the Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of the Common Stock upon exercise of such Rights unless and until such authority is obtained.

11.   USE OF PROCEEDS FROM SHARES.
Proceeds from the sale of shares of the Common Stock pursuant to Rights granted under the Plan shall constitute general funds of the Company.
12.   RIGHTS AS A STOCKHOLDER.
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of the Common Stock subject to Rights granted under the Plan unless and until the Participant’s shares of the Common Stock acquired upon exercise of Rights under the Plan are recorded in the books of the Company.
13.   ADJUSTMENTS UPON CHANGES IN SECURITIES.
(a)   If any change is made in the shares of the Common Stock subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares of the Common Stock subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of shares of the Common Stock and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)
(b)   In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company, then: (1) any surviving or acquiring corporation may assume Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the Company’s stockholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation does not assume such Rights or substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion, such Rights may continue in full force and effect or the Participants’ accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of shares of the Common Stock under the terms of the Offering) may be used to purchase shares of the Common Stock immediately prior to the transaction described above under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated.
14.   AMENDMENT OF THE PLAN.
(a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:
(i)   Increase the number of shares of the Common Stock reserved for Rights under the Plan;
(ii)   Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

(iii)   Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.
(b)   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.
(c)   Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.
15.   DESIGNATION OF BENEFICIARY.
(a)   A Participant may file a written designation of a beneficiary who is to receive any shares of the Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of the Common Stock and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.
(b)   The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of the Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of the Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.   TERMINATION OR SUSPENSION OF THE PLAN.
(a)   The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of the Common Stock subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)   Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.
17.   EFFECTIVE DATE OF PLAN.
The Plan shall become effective simultaneously with the effectiveness of the Company’s registration statement under the Securities Act with respect to the initial public offering of shares of the Company’s Common Stock (the “Effective Date”), but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan, as amended and restated, is adopted by the Board, which date may be prior to the Effective Date.

APPENDIX B
OMNICELL, INC.
2009 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: MARCH 5, 2009
APPROVED BY THE STOCKHOLDERS: MAY 19, 2009
AMENDED BY THE BOARD OF DIRECTORS: NOVEMBER 17, 2010
APPROVED BY THE STOCKHOLDERS: DECEMBER 16, 2010
AMENDED BY THE BOARD OF DIRECTORS: MARCH 18, 2013
APPROVED BY THE STOCKHOLDERS: MAY 21, 2013
AMENDED BY THE BOARD OF DIRECTORS: APRIL 13, 2015
APPROVED BY THE STOCKHOLDERS: MAY 19, 2015
AMENDED BY THE BOARD OF DIRECTORS: MARCH 27, 2018
APPROVED BY THE STOCKHOLDERS: MAY 15, 2018
AMENDED BY THE BOARD OF DIRECTORS: MARCH 25, 2019
APPROVED BY THE STOCKHOLDERS: MAY 14, 2019
AMENDED BY THE BOARD OF DIRECTORS: APRIL 6, 2021
APPROVED BY THE STOCKHOLDERS: MAY 25, 2021
AMENDED BY THE BOARD OF DIRECTORS: AUGUST 12, 2021
AMENDED BY THE BOARD OF DIRECTORS: MARCH 29, 2022
APPROVED BY THE STOCKHOLDERS: MAY 24, 2022
AMENDED BY THE BOARD OF DIRECTORS: MARCH 31, 2023
APPROVED BY THE STOCKHOLDERS: MAY [ ], 2023
1.   General.
(a) Successor to and Continuation of Prior Plans.   The Plan was originally adopted as the successor to and continuation of the Omnicell, Inc. 1999 Equity Incentive Plan, the 2003 Equity Incentive Plan and the 2004 Equity Incentive Plan (together, the “Prior Plans”). On and after the Effective Date, no additional stock awards shall be granted under the Prior Plans. All outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans; provided, however, that after December 31, 2008, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares (the “Returning Shares”) shall become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan; provided that Stock Awards granted pursuant to the terms of the Plan prior to its amendment in May 2023 shall continue to be governed by the terms of the Plan prior to such amendment.
(b) Eligible Stock Award Recipients.   The persons eligible to receive Stock Awards are Employees, Directors and Consultants.
(c) Available Stock Awards.   The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.
(d) Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.
2.   Administration.
(a) Administration by Board.   The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board.   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.
(ii)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.
(iii)   To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)   To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
(v)   To prohibit the exercise of any Option, SAR or other exercisable Stock Award during a period of up to thirty days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)   To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (D) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)   To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(ix)   To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Stock Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code.
(x)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.
(xi)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c) Delegation to Committee.
(i) General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance.   The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(iii)   The Board or Committee may delegate some or all of its power and authority hereunder to a member of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Board or Committee deems appropriate; provided, however, that neither the Board nor the Committee may delegate its power and authority to a member of the Board, the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.
(d) Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(e) Cancellation and Re-Grant of Stock Awards.   Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.
(f) Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.
(g) Minimum Vesting Provisions.   Notwithstanding any other provision of the Plan to the contrary, Stock Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following Stock Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) Stock Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) (subject to adjustment under Section 9(a)); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Stock Award Agreement or otherwise.
3.   Shares Subject To The Plan.
(a) Share Reserve.   Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 18,800,000 shares (which consists of (i) 2,100,000 shares approved by the stockholders on May 19, 2009, (ii) 2,600,000 shares approved by the stockholders on December 16, 2010, (iii) 2,500,000 shares approved by the stockholders on May 21, 2013, (iv) 3,200,000 shares approved by the stockholders on May 19, 2015, (v) 2,700,000 shares approved by the stockholders on May 15, 2018, (vi) 1,900,000 shares approved by the stockholders on May 14, 2019, (vii) 1,100,000 shares approved by stockholders on May 25, 2021, (viii) 1,100,000 shares approved by stockholders on May 24, 2022, and (ix) 1,600,000 shares approved by stockholders on May [ ], 2023) plus the Returning Shares, if any, as such shares become available from time to time less one (1) share for each share of stock issued pursuant to an option or stock appreciation right granted after December 31, 2008 under the Prior Plans with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant and 1.4 shares for each share of stock issued pursuant to an award other than an option or stock appreciation right granted after December 31, 2008 under the Prior Plans (the “Share Reserve”). For clarity, the Share Reserve in this Section 3(a) is a limitation in the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Marketplace Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award have been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.
(b)   Subject to subsection 3(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 5, or (B) a Stock Appreciation Right granted under Section 5 with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; (ii) prior to October 1, 2010, 1.4 shares for each share of Common Stock issued pursuant to a Full Value Award; (iii) on or after October 1, 2010 but prior to December 31, 2014, 1.8 shares for each share of Common Stock issued pursuant to a Full Value Award; (iv) on or after December 31, 2014 but prior to March 27, 2018, 2.15 shares for each share of Common Stock issued pursuant to a Full Value Award (v) on or after March 27, 2018 but prior to April 6, 2021, 2.38 shares for each share of Common Stock issued pursuant to a Full Value Award, (vi) on or after April 6, 2021 but prior to March 31, 2023, 2.02 shares for each share of Common Stock issued pursuant to a Full Value Award, and (vii) on or after March 31, 2023, 1.91 shares for each share of Common Stock issued pursuant to a Full Value Award.
(c) Reversion of Shares to the Share Reserve.
(i) Shares Available for Subsequent Issuance.
(1)   If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this Section 3(c)(i), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.
(2)   To the extent (A) there is issued a share of Common Stock pursuant to a Full Value Award or (B) any Returning Shares granted under the Prior Plan pursuant to an award other than an option or stock appreciation right, and, pursuant to Section 1(a), Section 3(a) or this Section 3(c)(i), such share of Common Stock becomes available for issuance under the Plan (I) prior to October 1, 2010, then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.4 shares, (II) on or after October 1, 2010 but prior to December 31, 2014, then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.8 shares, (III) on or after December 31, 2014 but prior to March 27, 2018, then the number of shares of Common Stock available for issuance under the Plan shall increase by 2.15 shares, (IV) on or after March 27, 2018 but prior to April 6, 2021, then the number of shares of Common Stock available for issuance under the Plan shall increase by 2.38 shares, (V) on or after April 6, 2021 but prior to March 31, 2023, then the number of shares of Common Stock available under the Plan shall increase by 2.02 shares, and (VI) on or after March 31, 2023, then the number of shares of Common Stock available under the Plan shall increase by 1.91 shares.
(ii) Shares Not Available for Subsequent Issuance.   If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares withheld, including for purposes of tax withholding obligations, or reacquired by the Company pursuant to the exercise of an Option or SAR under Section 8(g) or as consideration for the exercise of an Option or SAR shall not again become available for issuance under the Plan.
(d) Incentive Stock Option Limit.   Notwithstanding anything to the contrary in this Section 3, subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares of Common Stock in the Share Reserve.
(e) Source of Shares.   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.   Eligibility.
(a) Eligibility for Specific Stock Awards.   Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Stockholders.   A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.   Provisions Relating To Options And Stock Appreciation Rights.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term.   Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price.   Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such awards are Incentive Stock Options). Each SAR will be denominated in shares of Common Stock equivalents.
(c) Purchase Price for Options.   The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:
(i)   by cash, check, bank draft or money order payable to the Company;
(ii)   pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)   if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to the exercised Option and will not be exercisable pursuant to such Option thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)   in any other form of legal consideration that may be acceptable to the Board.
(d) Exercise and Payment of a SAR.   To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.
(e) Transferability of Options and SARs.   The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i) Restrictions on Transfer.   An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred to a third-party financial institution or for consideration.
(ii) Domestic Relations Orders.    Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii) Beneficiary Designation.   Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f) Vesting Generally.   The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.
(h) Extension of Termination Date.   In the event that the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i) Disability of Participant.   Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.
(j) Death of Participant.   Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.
(k) Termination for Cause.   Except as explicitly provided otherwise in a Participant’s Stock Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l) Non-Exempt Employees.   No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
6.   Provisions Of Stock Awards Other Than Options And Sars.
(a) Restricted Stock Awards.   Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the

Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration.   A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii) Vesting.   Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii) Termination of Participant’s Continuous Service.   In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv) Transferability.   Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Except as explicitly provided herein, no Restricted Stock Award may be transferred to a third-party financial institution or for consideration.
(b) Restricted Stock Unit Awards.   Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i) Consideration.   At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii) Vesting.   At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii) Payment.   A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv) Additional Restrictions.   At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v) Dividend Equivalents.   Subject to Section 2(f), dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi) Termination of Participant’s Continuous Service.   Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c) Performance Stock Awards.   A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(d) Other Stock Awards.   Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan (including, but not limited to, Section 2(f)), the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.   Covenants Of The Company.
(a) Availability of Shares.   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b) Securities Law Compliance.   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c) No Obligation to Notify.   The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
8.   Miscellaneous.
(a) Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards.   Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
(c) Stockholder Rights.   No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights.   Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e) Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(f) Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g) Withholding Obligations.   Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(h) Electronic Delivery.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Stock Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Board or another third party selected by the Board. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Deferrals.   To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(j) Clawback/Recovery.   All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(k) Compliance with Section 409A.   To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any applicable guidance that may be issued or amended after the Effective Date.
9.   Adjustments Upon Changes In Common Stock; Other Corporate Events.
(a) Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b) Dissolution or Liquidation.   Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction.   The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award, any other written agreement between the Company or any Affiliate and the holder of the Stock Award or in any director compensation policy of the Company.
(i) Stock Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.
(ii) Stock Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full (and with respect to Performance Stock Awards, vesting shall be deemed satisfied at the 100% target level) to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).
(iii) Stock Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(d) Appointment of Stockholder Representative.   As a condition to the receipt of a Stock Award under this Plan, a Participant will be deemed to have agreed that the Stock Award will be subject to the terms of any provision in the agreement governing a Corporate Transaction involving the Company for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions.   The grant of any Stock Award under the Plan and the issuance of shares pursuant to any Stock Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(f) Change in Control.   A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, in any other written agreement between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company.
10.   Termination Or Suspension Of The Plan.
(a) Plan Term.   The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after March 31, 2033. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) No Impairment of Rights.   Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.
11.   Effective Date Of Plan.
This Plan shall become effective on the Effective Date.
12.   Choice Of Law.
The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.   Definitions.
As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Board” means the Board of Directors of the Company.
(c) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(d) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) an intentional action or intentional failure to act by the Participant that was performed in bad faith; (ii) a Participant’s intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of his or her superiors; (iii) a Participant’s habitual neglect of the duties of employment, which may include a failure to perform his or her job duties satisfactorily; (iv) a Participant’s indictment, charge, or conviction of a felony or any crime involving moral turpitude, or participation in any act of theft or dishonesty, regardless of whether such act has had or could reasonably be expected to have a material detrimental effect on the business of the Company or an Affiliate; or (v) a Participant’s violation of any material provision of the Company’s Proprietary Information and Inventions Agreement or violation of any material provision of any other written policy or procedure of the Company or an Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; or
(iv)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.
Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(f) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Omnicell, Inc., a Delaware corporation.
(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register the sale of the Company’s securities to such person.
(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)   the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)   the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(m) “Director” means a member of the Board.
(n) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(o) “Effective Date” means the effective date of this Plan document, which is the date after the annual meeting of stockholders of the Company held in 2009 provided this Plan is approved by the Company’s stockholders at such meeting.
(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership, limited liability company or other entity.
(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(u) “Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.
(v) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(x) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(cc) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(dd) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ee) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ff) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(gg) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales, backlog or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction, or other budgetary goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction, service, or personal visitations; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) completion of strategic, business, development, financial, employee or integration plan (or equivalent type of plan); (xxxiv) manufacturing, production, research and development, product launch or product objective goals; (xxxv) litigation, arbitration or other conflict achievements or resolutions; (xxxvi) hiring or reduction in headcount; (xxxvii) timely completion of internal and external analysis, or audits; (xxxviii) completion of Performance Goals by direct reports; and (xxxix) such other measures of performance selected by the Board.
(hh) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board in the Stock Award Agreement at the time the Stock Award is granted or other terms setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.
(ii) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(jj) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c).
(kk) “Plan” means this Omnicell, Inc. 2009 Equity Incentive Plan.
(ll) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(mm) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(nn) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(oo) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(pp) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(qq) “Securities Act” means the Securities Act of 1933, as amended.
(rr) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(ss) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(tt) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(uu) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(vv) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(ww) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

01 - Joanne B. Bauer 02 - Robin G. Seim 03 - Sara J. WhiteFor Withhold For Withhold For Withhold1 U P X6. Proposal to ratify the selection of Deloitte & Touche LLP as theindependent registered public accounting firm of the Companyfor the year ending December 31, 2023.1 Year 2 Years 3 Years AbstainUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03S6RC++Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1 below andA FOR Proposals Nos. 2, 4, 5 and 6 and 1 YEAR on Proposal No. 3 below.2. Say on Pay - An advisory vote to approve named executiveofficer compensation.3. Frequency of Say on Pay - An advisory vote on thefrequency of future advisory votes to approve namedexecutive officer compensation.1. Proposal to elect Class I Directors to hold office until the 2026 Annual Meeting of Stockholders:For Against AbstainPlease sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count.
Please date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy Card4. Proposal to approve Omnicell’s 1997 Employee Stock PurchasePlan, as amended, to add an additional 3,000,000 shares to thenumber of shares of common stock authorized for issuanceunder the plan.5. Proposal to approve Omnicell’s 2009 Equity Incentive Plan, asamended, to, among other items, add an additional 1,600,000shares to the number of shares of common stock authorizedfor issuance under such plan.For Against AbstainSave paper, time and money!Sign up for electronic delivery atwww.investorvote.com/omclPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Online Before the MeetingGo to www.investorvote.com/omcl or scan theQR code. Control number is in the shadedbar below.Online During the MeetingGo to meetnow.global/MJQW2CP at the meeting dateand time. Control number is in the shaded bar below.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/omclTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Randall A. Lipps and Corey J. Manley, jointly or individually, as proxies, each with full power of substitution, and herebyauthorizes them to represent and to vote all shares of common stock of Omnicell, Inc. (the “Company”) that the undersigned would be entitled to vote ifpersonally present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 23, 2023, or any adjournments thereof upon and inrespect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all matters that may properlycome before the meeting.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXYWILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NOS. 2, 4, 5 AND 6 AND 1 YEAR ON PROPOSAL NO. 3.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.CONTINUED AND TO BE SIGNED ON
REVERSE SIDEProxy — Omnicell, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below.The 2023 Annual Meeting of Stockholders of Omnicell, Inc. will be held onTuesday, May 23, 2023 at 1:30 p.m. Pacific Time, virtually via the internet at meetnow.global/MJQW2CP.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.